UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

7 Hanover Square, New York, N.Y. 10004

(Address of principal executive offices) (Zip code)

Douglas Dubitsky

7 Hanover Square, New York, N.Y. 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Large Cap Fundamental Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned 1.90%, outperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s outperformance relative to the Index was primarily due to stock selection in the health care sector.

•	The Index delivered a 1.38% return for the period. This performance was largely due to strength in the energy and industrials sectors.

Market Overview

A decidedly positive reaction to the presidential election of Donald Trump lifted U.S. markets to gains for the reporting period as the Index advanced 1.38%.

We believe that equity markets are betting that Trump’s pro-growth policies will be successful in jump-starting a U.S. economy that has been mired in a tepid expansion since the financial crisis of 2008. This optimism was based on the then President-elect’s promises for tax cuts and reforms, increased fiscal spending and the likelihood of looser government regulation of corporations and corporate activity such as mergers and acquisitions. The U.S. Federal Reserve affirmed this more optimistic outlook for the economy by raising interest rates in December 2016 and upping its planned pace of tightening over the next year.

Financial, managed care and industrial companies are expected to be the biggest near-term beneficiaries under the Trump administration. Lower costs related to regulation and higher interest rates propelled financial companies to robust post-election gains. The potential repeal or reform of the Affordable Care Act boosted managed care providers. Energy was the top performing sector in the Index, boosted by the decision of the Organization of the Petroleum Exporting Countries (OPEC) to pare back production.

Portfolio Review

The Fund’s relative performance was primarily driven by stock selection in the health care sector, with particular strength in managed care. Stock selection in the financials and consumer discretionary sectors and a lack of exposure to the real estate sector also contributed to relative performance. On the negative side, stock selection in the consumer staples sector, and an underweight to industrials detracted from the Fund’s relative performance.

Outlook

Beyond the election, OPEC’s decision to pare back production caused oil prices to rise 14% for the period, benefiting the energy sector. We are optimistic that the oil market will likely continue to recover as global supply and demand come into balance. In the technology sector, many companies are experiencing a slowdown in spending by corporate clients, with some of the largest cuts coming in the information security area. After a flurry of reactionary spending to high profile data breaches over the last 18 months, it appears that many companies are now rethinking their approach to security. This pause could last several more quarters, but we believe the long-term demand for security solutions remains strong.

Higher interest rates continued to prop up the U.S. dollar, which climbed to its highest levels against global currencies since 2002. A stronger dollar has been a headwind for the last several years and that could continue in the near term. The trajectory of dollar appreciation in 2017 could be influenced by tax policy, specifically border adjustments for imports.

We have positioned the Fund for a low growth environment and will need to gain more confidence in the prospects for improved growth before significantly changing this positioning. The substance of Trump’s promises is still largely unknown and the President’s success in getting his full agenda through Congress is far from assured. The first half of 2017 should engender further uncertainty as those proposals enter the policymaking stage. We will be closely evaluating this process and determining where it makes sense to reposition the Fund’s exposures to capture growth opportunities that we consider attractive.

1	The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $9,778,263

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
Amazon.com, Inc.	4.60%
Microsoft Corp.	3.44%
Alphabet, Inc., Class C	3.08%
Schlumberger Ltd.	2.94%
UnitedHealth Group, Inc.	2.91%
Celgene Corp.	2.86%
Visa, Inc., Class A	2.85%
Comcast Corp., Class A	2.85%
Akamai Technologies, Inc.	2.78%
The Walt Disney Co.	2.66%
Total	30.97%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	—	—	—	1.90%
Russell 1000® Growth Index		—	—	—	1.38%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$1,019.00	$3.37	1.00%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 96.2%
Aerospace & Defense – 1.9%
Rockwell Collins, Inc.	2,030	$188,303

		188,303
Air Freight & Logistics – 2.1%
United Parcel Service, Inc., Class B	1,760	201,766

		201,766
Beverages – 4.0%
Anheuser-Busch InBev S.A., ADR	1,710	180,302
The Coca-Cola Co.	5,060	209,788

		390,090
Biotechnology – 8.2%
Alexion Pharmaceuticals, Inc.(1)	1,480	181,078
Biogen, Inc.(1)	750	212,685
Celgene Corp.(1)	2,420	280,115
Regeneron Pharmaceuticals, Inc.(1)	340	124,811

		798,689
Capital Markets – 5.6%
BlackRock, Inc.	600	228,324
Nasdaq, Inc.	2,050	137,596
The Charles Schwab Corp.	4,630	182,746

		548,666
Chemicals – 4.1%
Ecolab, Inc.	1,660	194,585
Monsanto Co.	1,940	204,108

		398,693
Communications Equipment – 1.4%
Palo Alto Networks, Inc.(1)	1,070	133,803

		133,803
Consumer Finance – 1.6%
American Express Co.	2,130	157,790

		157,790
Energy Equipment & Services – 2.9%
Schlumberger Ltd.	3,420	287,109

		287,109
Food & Staples Retailing – 2.5%
CVS Health Corp.	3,050	240,675

		240,675
Health Care Equipment & Supplies – 1.3%
DENTSPLY SIRONA, Inc.	2,282	131,740

		131,740
Health Care Providers & Services – 4.7%
Aetna, Inc.	1,380	171,134
UnitedHealth Group, Inc.	1,780	284,871

		456,005
Hotels, Restaurants & Leisure – 2.5%
Chipotle Mexican Grill, Inc.(1)	260	98,103
Yum China Holdings, Inc.(1)	5,520	144,183

		242,286

December 31, 2016	Shares	Value
Industrial Conglomerates – 1.7%
General Electric Co.	5,400	$170,640

		170,640
Internet & Direct Marketing Retail – 4.6%
Amazon.com, Inc.(1)	600	449,922

		449,922
Internet Software & Services – 11.0%
Akamai Technologies, Inc.(1)	4,070	271,388
Alphabet, Inc., Class A(1)	260	206,037
Alphabet, Inc., Class C(1)	390	301,010
eBay, Inc.(1)	2,960	87,882
Facebook, Inc., Class A(1)	1,860	213,993

		1,080,310
IT Services – 4.5%
PayPal Holdings, Inc.(1)	4,060	160,248
Visa, Inc., Class A	3,570	278,532

		438,780
Life Sciences Tools & Services – 1.8%
Thermo Fisher Scientific, Inc.	1,250	176,375

		176,375
Media – 7.0%
Comcast Corp., Class A	4,030	278,272
The Walt Disney Co.	2,500	260,550
Twenty-First Century Fox, Inc., Class A	5,380	150,855

		689,677
Pharmaceuticals – 4.5%
Johnson & Johnson	1,670	192,401
Zoetis, Inc.	4,670	249,985

		442,386
Semiconductors & Semiconductor Equipment – 3.2%
Texas Instruments, Inc.	2,160	157,615
Xilinx, Inc.	2,560	154,547

		312,162
Software – 9.3%
Adobe Systems, Inc.(1)	1,800	185,310
Fortinet, Inc.(1)	2,900	87,348
Microsoft Corp.	5,420	336,799
Red Hat, Inc.(1)	2,340	163,098
VMware, Inc., Class A(1)	1,700	133,841

		906,396
Specialty Retail – 2.6%
The Home Depot, Inc.	1,920	257,434

		257,434
Technology Hardware, Storage & Peripherals – 1.7%
Apple, Inc.	1,400	162,148

		162,148

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2016	Shares	Value
Trading Companies & Distributors – 1.5%
WW Grainger, Inc.	650	$150,962

		150,962
Total Common Stocks (Cost $9,291,006)		9,412,807

	Principal Amount	Value
Short–Term Investment – 8.0%
Repurchase Agreements – 8.0%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $780,003, due 1/3/2017(2)	$780,000	780,000
Total Repurchase Agreements (Cost $780,000)		780,000
Total Investments – 104.2% (Cost $10,071,006)		10,192,807
Liabilities in excess of other assets – (4.2)%		(414,544)
Total Net Assets – 100.0%		$9,778,263

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$740,000	$797,152

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$9,412,807	$—	$—	$9,412,807
Repurchase Agreements	—	780,000	—	780,000
Total	$9,412,807	$780,000	$—	$10,192,807

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$10,192,807
Cash	907
Receivable for fund shares subscribed	51,169
Reimbursement receivable from adviser	12,057
Dividends/interest receivable	6,197
Foreign tax reclaims receivable	247
Prepaid expenses	5,409

Total Assets	10,268,793

Liabilities
Payable for investments purchased	448,342
Accrued audit fees	20,000
Investment advisory fees payable	4,615
Accrued trustees’ fees	3,068
Distribution fees payable	1,861
Accrued expenses and other liabilities	12,644

Total Liabilities	490,530

Total Net Assets	$9,778,263

Net Assets Consist of:
Paid-in capital	$9,652,826
Accumulated net investment income/(loss)	5,863
Accumulated net realized gain/(loss) from investments	(2,227)
Net unrealized appreciation/(depreciation) on investments	121,801

Total Net Assets	$9,778,263

Investments, at Cost	$10,071,006

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	959,939
Net Asset Value Per Share	$10.19

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$28,284
Interest	342
Withholding taxes on foreign dividends	(430)

Total Investment Income	28,196

Expenses
Investment advisory fees	13,847
Professional fees	27,709
Trustees’ fees	19,311
Transfer agent fees	8,823
Distribution fees	5,583
Custodian and accounting fees	3,434
Shareholder reports	500
Administrative fees	223
Other expenses	2,782

Total Expenses	82,212

Less: Fees waived	(59,879)

Total Expenses, Net	22,333

Net Investment Income/(Loss)	5,863

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	(2,227)
Net change in unrealized appreciation/(depreciation) on investments	121,801

Net Gain on Investments	119,574

Net Increase in Net Assets Resulting From Operations	$125,437

[1]	Commenced operations on September 1, 2016.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$5,863
Net realized gain/(loss) from investments	(2,227)
Net change in unrealized appreciation/(depreciation) on investments	121,801

Net Increase in Net Assets Resulting from Operations	125,437

Capital Share Transactions
Proceeds from sales of shares	9,652,826

Net Increase in Net Assets Resulting from Capital Share Transactions	9,652,826

Net Increase in Net Assets	9,778,263

Net Assets
Beginning of period	—

End of period	$9,778,263

Accumulated Net Investment Income Included in Net Assets	$5,863

Other Information:
Shares
Sold	959,939

Net Increase	959,939

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.01	$0.18	$0.19	$10.19	1.90%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$9,778	1.00%	3.08%	0.26%	(1.82)%	4%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $59,879.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $59,879.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $5,583 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $9,588,540 and $295,307, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Large Cap Fundamental Growth VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

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SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

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SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8175

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Large Cap Disciplined Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

Highlights

•	Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned -1.50%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s underperformance relative to the Index was primarily due to security selection, especially in the information technology sector.

•	The Index returned 1.38% during the period. The energy, utilities, industrials, and financials sectors posted the best returns within the Index.

Market Overview

U.S. equities climbed during the period, ending the year in positive territory as measured by the Standard & Poor’s 500® Index. Despite a common perception that markets preferred Hillary Clinton, stocks soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Following the November U.S. election, the reflation trading theme dominated the narrative, leading to big equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. We believe a Republican majority in Congress is likely to reduce gridlock in Washington, and there may be momentum behind tax reform and repatriation of overseas profits. The U.S. Federal Reserve (the “Fed”) took center stage in December 2016 after giving the U.S. economy a vote of confidence by deciding to increase the federal funds rate for the first time since December 2015. While market participants had largely priced in a Fed rate hike, the statement and press conference following the meeting were more hawkish than expected, particularly the shift in view toward three interest rate hikes in 2017 versus two, as previously expected.

Portfolio Review

Security selection, particularly within the information technology, industrials, and consumer discretionary sectors, detracted from the Fund’s relative performance. Stronger stock selection within the energy and health care sectors helped to partially offset these results. Sector allocation, a residual of our bottom-up stock selection process, had a slightly positive impact on relative performance during the period, particularly due to the Fund’s underweight exposure to the real estate and health care sectors.

Outlook

As we enter 2017, we believe the global reflation theme remains intact as we expect stronger global growth and higher inflation in 2017. Under a Donald Trump administration, we believe there is a reasonable likelihood of corporate and individual tax reform, both of which, in our view, would promote reinvestment and consumption. We believe that Trump’s policies may be inflationary and may induce a stronger U.S. dollar. We expect that tax cuts will be a centerpiece of the new administration. In our view, corporate tax cuts, including the repatriation of foreign earnings at a lower tax, should be a boost for corporate earnings. Several questions remain on implementation and cost. Another boost to the U.S. economy may come from deregulation in areas such as health care, financial services, and energy drilling, which we believe would increase business confidence, lower the cost of doing business, and increase incentives to hire more workers.

However, we believe that a Trump presidency may create trade tensions, which may be a hindrance for the U.S. economy, as well as the global economy. There is also the risk of increased geopolitical uncertainty. The reaction of the rest of the world to Trump’s policies regarding trade and other relationships remains a wild card until we see his policies unfold.

1	The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

We continue to find attractively valued stocks with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for generating return potential.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $8,165,241

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
Apple, Inc.	6.09%
iShares Russell 1000 Growth ETF	3.65%
Alphabet, Inc., Class A	3.44%
Amazon.com, Inc.	3.42%
Microsoft Corp.	2.99%
Comcast Corp., Class A	2.59%
Facebook, Inc., Class A	2.55%
MasterCard, Inc., Class A	2.20%
UnitedHealth Group, Inc.	2.18%
Altria Group, Inc.	2.16%
Total	31.27%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	—	—	—	-1.50%
Russell 1000® Growth Index		—	—	—	1.38%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$985.00	$3.31	1.00%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 94.6%
Aerospace & Defense – 0.6%
General Dynamics Corp.	299	$51,625

		51,625
Banks – 0.7%
M&T Bank Corp.	354	55,376

		55,376
Beverages – 2.0%
Molson Coors Brewing Co., Class B	726	70,647
Monster Beverage Corp.(1)	2,188	97,016

		167,663
Biotechnology – 2.6%
Alkermes PLC(1)	678	37,683
Biogen, Inc.(1)	215	60,970
Incyte Corp.(1)	512	51,338
Regeneron Pharmaceuticals, Inc.(1)	173	63,507

		213,498
Building Products – 0.9%
Fortune Brands Home & Security, Inc.	1,361	72,759

		72,759
Capital Markets – 2.4%
BlackRock, Inc.	303	115,304
Intercontinental Exchange, Inc.	1,382	77,972

		193,276
Chemicals – 1.9%
PPG Industries, Inc.	928	87,938
The Sherwin-Williams Co.	249	66,916

		154,854
Consumer Finance – 1.0%
Capital One Financial Corp.	936	81,657

		81,657
Containers & Packaging – 1.1%
Crown Holdings, Inc.(1)	1,671	87,844

		87,844
Electrical Equipment – 1.3%
AMETEK, Inc.	1,118	54,335
Eaton Corp. PLC	803	53,873

		108,208
Energy Equipment & Services – 0.7%
Baker Hughes, Inc.	834	54,185

		54,185
Food & Staples Retailing – 2.9%
Costco Wholesale Corp.	971	155,467
Walgreens Boots Alliance, Inc.	1,010	83,587

		239,054
Food Products – 1.3%
Mondelez International, Inc., Class A	2,462	109,140

		109,140
Health Care Equipment & Supplies – 1.6%
Hologic, Inc.(1)	1,738	69,729

December 31, 2016	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	874	$62,255

		131,984
Health Care Providers & Services – 3.2%
HCA Holdings, Inc.(1)	1,128	83,495
UnitedHealth Group, Inc.	1,110	177,644

		261,139
Hotels, Restaurants & Leisure – 3.2%
Hilton Worldwide Holdings, Inc.	3,888	105,754
Starbucks Corp.	2,799	155,400

		261,154
Household Durables – 1.1%
Mohawk Industries, Inc.(1)	449	89,656

		89,656
Household Products – 1.5%
Colgate-Palmolive Co.	1,833	119,952

		119,952
Industrial Conglomerates – 1.8%
Honeywell International, Inc.	1,242	143,886

		143,886
Insurance – 1.0%
The Allstate Corp.	1,115	82,644

		82,644
Internet & Direct Marketing Retail – 4.7%
Amazon.com, Inc.(1)	373	279,701
Netflix, Inc.(1)	850	105,230

		384,931
Internet Software & Services – 9.6%
Alphabet, Inc., Class A(1)	354	280,527
Alphabet, Inc., Class C(1)	221	170,572
eBay, Inc.(1)	2,009	59,647
Facebook, Inc., Class A(1)	1,809	208,126
GoDaddy, Inc., Class A(1)	1,910	66,755

		785,627
IT Services – 5.0%
Accenture PLC, Class A	735	86,091
Global Payments, Inc.	1,032	71,631
MasterCard, Inc., Class A	1,740	179,655
PayPal Holdings, Inc.(1)	1,815	71,638

		409,015
Life Sciences Tools & Services – 1.3%
Thermo Fisher Scientific, Inc.	755	106,530

		106,530
Machinery – 3.1%
Illinois Tool Works, Inc.	617	75,558
Snap-on, Inc.	523	89,574
The Middleby Corp.(1)	692	89,137

		254,269
Media – 2.6%
Comcast Corp., Class A	3,069	211,914

		211,914

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2016	Shares	Value
Multiline Retail – 1.1%
Dollar Tree, Inc.(1)	1,131	$87,291

		87,291
Personal Products – 1.3%
The Estee Lauder Cos., Inc., Class A	1,416	108,310

		108,310
Pharmaceuticals – 4.4%
Allergan PLC(1)	653	137,136
Bristol-Myers Squibb Co.	2,611	152,587
Eli Lilly & Co.	916	67,372

		357,095
Professional Services – 1.6%
Equifax, Inc.	522	61,716
Verisk Analytics, Inc.(1)	847	68,751

		130,467
Road & Rail – 0.9%
JB Hunt Transport Services, Inc.	766	74,356

		74,356
Semiconductors & Semiconductor Equipment – 2.9%
Analog Devices, Inc.	987	71,676
Broadcom Ltd.	563	99,522
QUALCOMM, Inc.	1,031	67,221

		238,419
Software – 7.0%
Adobe Systems, Inc.(1)	867	89,258
Electronic Arts, Inc.(1)	994	78,287
Microsoft Corp.	3,929	244,148
salesforce.com, Inc.(1)	951	65,106
ServiceNow, Inc.(1)	612	45,496
Workday, Inc., Class A(1)	816	53,929

		576,224
Specialty Retail – 4.7%
Advance Auto Parts, Inc.	587	99,273
Lowe’s Cos., Inc.	1,625	115,570
The Michaels Cos., Inc.(1)	1,788	36,565
The TJX Cos., Inc.	1,741	130,801

		382,209
Technology Hardware, Storage & Peripherals – 6.6%
Apple, Inc.	4,296	497,563
Western Digital Corp.	601	40,838

		538,401

December 31, 2016	Shares	Value
Textiles, Apparel & Luxury Goods – 2.8%
NIKE, Inc., Class B	2,975	$151,219
VF Corp.	1,403	74,850

		226,069
Tobacco – 2.2%
Altria Group, Inc.	2,605	176,150

		176,150
Total Common Stocks (Cost $7,751,877)		7,726,831
Exchange–Traded Funds – 3.7%

iShares Russell 1000 Growth ETF	2,843	298,231
Total Exchange–Traded Funds (Cost $295,823)		298,231

	Principal Amount	Value
Short–Term Investment – 4.0%
Repurchase Agreements – 4.0%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds maturity value of $327,001, due 1/3/2017(2)	$327,000	327,000
Total Repurchase Agreements (Cost $327,000)		327,000
Total Investments – 102.3% (Cost $8,374,700)		8,352,062
Liabilities in excess of other assets – (2.3)%		(186,821)
Total Net Assets – 100.0%		$8,165,241

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$310,000	$333,942

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$7,726,831	$—	$—	$7,726,831
Exchange–Traded Funds	298,231	—	—	298,231
Repurchase Agreements	—	327,000	—	327,000
Total	$8,025,062	$327,000	$—	$8,352,062

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$8,352,062
Cash	627
Receivable for fund shares subscribed	36,550
Receivable for investments sold	24,119
Reimbursement receivable from adviser	11,112
Dividends/interest receivable	4,981
Prepaid expenses	5,410

Total Assets	8,434,861

Liabilities
Payable for investments purchased	230,414
Accrued audit fees	20,000
Investment advisory fees payable	3,938
Distribution fees payable	1,588
Accrued trustees’ fees	1,070
Accrued expenses and other liabilities	12,610

Total Liabilities	269,620

Total Net Assets	$8,165,241

Net Assets Consist of:
Paid-in capital	$8,241,924
Accumulated net investment income/(loss)	7,892
Accumulated net realized gain/(loss) from investments	(61,937)
Net unrealized appreciation/(depreciation) on investments	(22,638)

Total Net Assets	$8,165,241

Investments, at Cost	$8,374,700

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	829,073
Net Asset Value Per Share	$9.85

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$27,857
Interest	297

Total Investment Income	28,154

Expenses
Investment advisory fees	12,562
Professional fees	27,047
Trustees’ fees	17,054
Transfer agent fees	8,816
Distribution fees	5,065
Custodian and accounting fees	3,421
Shareholder reports	500
Administrative fees	203
Other expenses	2,764

Total Expenses	77,432

Less: Fees waived	(57,170)

Total Expenses, Net	20,262

Net Investment Income/(Loss)	7,892

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	(61,937)
Net change in unrealized appreciation/(depreciation) on investments	(22,638)

Net Loss on Investments	(84,575)

Net Decrease in Net Assets Resulting From Operations	$(76,683)

[1]	Commenced operations on September 1, 2016.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$7,892
Net realized gain/(loss) from investments	(61,937)
Net change in unrealized appreciation/(depreciation) on investments	(22,638)

Net Decrease in Net Assets Resulting from Operations	(76,683)

Capital Share Transactions
Proceeds from sales of shares	8,241,924

Net Increase in Net Assets Resulting from Capital Share Transactions	8,241,924

Net Increase in Net Assets	8,165,241

Net Assets
Beginning of period	—

End of period	$8,165,241

Accumulated Net Investment Income Included in Net Assets	$7,892

Other Information:
Shares
Sold	829,073

Net Increase	829,073

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.01	$(0.16)	$(0.15)	$9.85	(1.50)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$8,165	1.00%	3.16%	0.39%	(1.77)%	42%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $57,170.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $57,170.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $5,065 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $10,750,352 and $2,640,715, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Large Cap Disciplined Growth VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

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SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

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SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8173

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Integrated Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF MASSACHUSETTS FINANCIAL SERVICES COMPANY, SUB-ADVISER

Highlights

•	Guardian Integrated Research VIP Fund (the “Fund”) returned 2.40%, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s underperformance relative to the Index was primarily due to security selection, especially within the retailing and special products and services sectors.

•	The Index returned 3.84% for the period. The performance of the Index was largely driven by the financials sector, followed by the energy and industrials sectors.

Market Overview

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during much of the reporting period, though signs of improved growth became evident in late 2016. The U.S. Federal Reserve increased interest rates by 0.25% at the end of the period, the second interest rate hike of the cycle which began in December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government bond, and even some corporate bond, yields into negative territory during the period.

Late in the period, the U.S. presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration. A sharp rise in the U.S. dollar was a headwind for multinational companies late in the period, weighing on earnings. U.S. consumer spending held up well amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many emerging markets countries.

During the reporting period new challenges emerged for emerging markets debt (“EMD”) as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact emerging markets economies. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that occurred since election day.

Portfolio Review

Poor stock selection and an overweight position in the retailing sector was a primary detractor from the Fund’s performance relative to the Index. Stock selection within the special products and services sector further weighed on the Fund’s relative performance. The Fund’s positions in certain medical devices, natural gas exploration and development, food production, and pharmaceutical companies weakened its performance relative to the benchmark. In addition, the Fund’s positions in integrated energy stocks further dampened the Fund’s relative performance.

Strong stock selection in both the financial services and transportation sectors was a primary contributor to the Fund’s performance relative to the benchmark. Within the financial services sector, the Fund’s holdings in certain financial services firms, insurance companies, and direct banking and payment services stocks aided its relative performance. Within the transportation sector, the Fund’s positions in certain airline stocks strengthened its relative performance. The Fund’s holdings in certain independent oil refinery and energy exploration and production stocks further contributed to the Fund’s relative performance.

Outlook

The second half of 2016 was characterized by a rotation in the equity markets from more defensive sectors like utilities, real estate investment trusts

1	The Standard & Poor’s 500® Index (the “Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

(REITS) and large-cap multinational companies, to

cyclical sectors that we view to be “risker,” started during the summer. Additionally, in the post-election environment since November, beaten-down, lower quality sectors such as banks and industrials — owing to higher debt levels and less-certain cash flow generation abilities — took on market leadership roles. While some aspects of the rotation from sectors we consider to be defensive might persist, we believe it is reasonable to question the durability of the current low quality trend. As the new administration’s policies take effect, we expect to see continued economic growth and stabilization in the market. We believe this should provide a constructive backdrop for our longer term investment perspective and our preference for higher quality, attractively valued companies.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $14,915,237

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
Amazon.com, Inc.	3.01%
Bank of America Corp.	2.65%
Verizon Communications, Inc.	2.41%
Apple, Inc.	2.33%
Cisco Systems, Inc.	2.24%
Merck & Co., Inc.	2.20%
The Procter & Gamble Co.	2.06%
Citigroup, Inc.	2.01%
Celgene Corp.	1.86%
Facebook, Inc., Class A	1.84%
Total	22.61%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Integrated Research VIP Fund	9/1/2016	—	—	—	2.40%
Standard & Poor’s 500® Index		—	—	—	3.84%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$1,024.00	$3.24	0.96%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.31	$4.88	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 98.8%
Aerospace & Defense – 3.3%
Northrop Grumman Corp.	939	$218,393
Textron, Inc.	1,495	72,597
United Technologies Corp.	1,849	202,687

		493,677
Airlines – 1.2%
Delta Air Lines, Inc.	1,617	79,540
United Continental Holdings, Inc.(1)	1,462	106,551

		186,091
Automobiles – 0.6%
General Motors Co.	2,558	89,121

		89,121
Banks – 7.4%
Bank of America Corp.	17,875	395,037
Citigroup, Inc.	5,056	300,478
JPMorgan Chase & Co.	2,747	237,039
Wells Fargo & Co.	3,118	171,833

		1,104,387
Biotechnology – 3.1%
Celgene Corp.(1)	2,399	277,684
Gilead Sciences, Inc.	2,563	183,537

		461,221
Building Products – 1.1%
Owens Corning	3,092	159,424

		159,424
Chemicals – 2.5%
Air Products & Chemicals, Inc.	964	138,643
Monsanto Co.	1,106	116,362
The Sherwin-Williams Co.	415	111,527

		366,532
Communications Equipment – 2.2%
Cisco Systems, Inc.	11,080	334,838

		334,838
Consumer Finance – 1.7%
Discover Financial Services	3,553	256,136

		256,136
Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc., Class B(1)	487	79,371

		79,371
Diversified Telecommunication Services – 2.8%
AT&T, Inc.	1,237	52,609
Verizon Communications, Inc.	6,723	358,874

		411,483
Electric Utilities – 3.1%
American Electric Power Co., Inc.	594	37,398
Exelon Corp.	6,743	239,309
FirstEnergy Corp.	4,458	138,064
PPL Corp.	1,611	54,855

		469,626

December 31, 2016	Shares	Value
Equity Real Estate – 2.0%
Mid-America Apartment Communities, Inc.	799	$78,238
Public Storage	639	142,817
STORE Capital Corp.	3,257	80,480

		301,535
Food & Staples Retailing – 2.0%
CVS Health Corp.	2,657	209,664
Wal-Mart Stores, Inc.	1,236	85,432

		295,096
Food Products – 4.3%
Archer-Daniels-Midland Co.	4,527	206,658
Mondelez International, Inc., Class A	5,374	238,229
The JM Smucker Co.	468	59,932
Tyson Foods, Inc., Class A	2,135	131,687

		636,506
Health Care Equipment & Supplies – 2.7%
Abbott Laboratories	4,125	158,441
Medtronic PLC	3,333	237,410

		395,851
Health Care Providers & Services – 1.8%
HCA Holdings, Inc.(1)	2,625	194,302
McKesson Corp.	296	41,573
UnitedHealth Group, Inc.	220	35,209

		271,084
Hotels, Restaurants & Leisure – 2.5%
Domino’s Pizza, Inc.	1,292	205,738
Starbucks Corp.	1,976	109,708
Yum! Brands, Inc.	867	54,907

		370,353
Household Products – 2.1%
The Procter & Gamble Co.	3,655	307,312

		307,312
Independent Power and Renewable Electricity Producers – 0.5%
AES Corp.	5,945	69,081

		69,081
Industrial Conglomerates – 0.5%
General Electric Co.	2,550	80,580

		80,580
Insurance – 5.4%
Chubb Ltd.	400	52,848
MetLife, Inc.	4,227	227,793
Prudential Financial, Inc.	2,298	239,130
The Allstate Corp.	846	62,705
The Travelers Cos., Inc.	260	31,829
Validus Holdings Ltd.	1,953	107,435
XL Group Ltd.	2,138	79,662

		801,402

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2016	Shares	Value
Internet & Direct Marketing Retail – 3.2%
Amazon.com, Inc.(1)	598	$448,422
The Priceline Group, Inc.(1)	21	30,787

		479,209
Internet Software & Services – 3.9%
Alphabet, Inc., Class A(1)	236	187,018
Alphabet, Inc., Class C(1)	161	124,263
Facebook, Inc., Class A(1)	2,386	274,509

		585,790
IT Services – 4.0%
Accenture PLC, Class A	707	82,811
Cognizant Technology Solutions Corp., Class A(1)	2,505	140,355
FleetCor Technologies, Inc.(1)	1,205	170,532
Global Payments, Inc.	2,834	196,708

		590,406
Machinery – 1.0%
Illinois Tool Works, Inc.	864	105,806
Ingersoll-Rand PLC	509	38,195

		144,001
Media – 2.8%
Charter Communications, Inc., Class A(1)	739	212,773
Comcast Corp., Class A	3,009	207,771

		420,544
Oil, Gas & Consumable Fuels – 5.6%
Anadarko Petroleum Corp.	449	31,309
Chevron Corp.	135	15,889
EOG Resources, Inc.	2,389	241,528
Exxon Mobil Corp.	1,549	139,813
Noble Energy, Inc.	908	34,558
Occidental Petroleum Corp.	803	57,198
Rice Energy, Inc.(1)	6,456	137,835
Valero Energy Corp.	2,577	176,061

		834,191
Personal Products – 0.5%
The Estee Lauder Cos., Inc., Class A	941	71,977

		71,977
Pharmaceuticals – 5.7%
Eli Lilly & Co.	3,493	256,910
Johnson & Johnson	2,136	246,089
Merck & Co., Inc.	5,562	327,435
Pfizer, Inc.	574	18,643

		849,077
Road & Rail – 0.9%
Union Pacific Corp.	1,305	135,302

		135,302
Semiconductors & Semiconductor Equipment – 2.3%
Broadcom Ltd.	919	162,452
Intel Corp.	5,045	182,982

		345,434

December 31, 2016	Shares	Value
Software – 4.4%
Electronic Arts, Inc.(1)	2,724	$214,542
Intuit, Inc.	1,888	216,384
Microsoft Corp.	3,676	228,427

		659,353
Specialty Retail – 3.4%
AutoZone, Inc.(1)	308	243,255
Best Buy Co., Inc.	1,760	75,099
Ross Stores Inc.	1,964	128,839
The Gap, Inc.	2,866	64,313

		511,506
Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.	3,000	347,460
Hewlett Packard Enterprise Co.	9,050	209,417
NCR Corp.(1)	1,346	54,594

		611,471
Textiles, Apparel & Luxury Goods – 1.0%
PVH Corp.	1,741	157,108

		157,108
Tobacco – 2.2%
Altria Group, Inc.	964	65,186
Philip Morris International, Inc.	2,811	257,178

		322,364
Trading Companies & Distributors – 0.5%
United Rentals, Inc.(1)	688	72,639

		72,639
Total Common Stocks (Cost $14,461,483)		14,731,079

	Principal Amount	Value
Short–Term Investment – 2.4%
Repurchase Agreements – 2.4%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $366,001, due 1/3/2017(2)	$366,000	366,000
Total Repurchase Agreements (Cost $366,000)		366,000
Total Investments – 101.2% (Cost $14,827,483)		15,097,079
Liabilities in excess of other assets – (1.2)%		(181,842)
Total Net Assets – 100.0%		$14,915,237

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$350,000	$377,032

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$14,731,079	$—	$—	$14,731,079
Repurchase Agreements	—	366,000	—	366,000
Total	$14,731,079	$366,000	$—	$15,097,079

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$15,097,079
Cash	845
Receivable for fund shares subscribed	51,168
Reimbursement receivable from adviser	20,456
Dividends/interest receivable	15,527
Prepaid expenses	10,819

Total Assets	15,195,894

Liabilities
Payable for investments purchased	237,341
Accrued audit fees	20,000
Investment advisory fees payable	6,505
Distribution fees payable	2,957
Accrued trustees’ fees	357
Accrued expenses and other liabilities	13,497

Total Liabilities	280,657

Total Net Assets	$14,915,237

Net Assets Consist of:
Paid-in capital	$14,610,681
Accumulated net investment income/(loss)	35,737
Accumulated net realized gain/(loss) from investments	(777)
Net unrealized appreciation/(depreciation) on investments	269,596

Total Net Assets	$14,915,237

Investments, at Cost	$14,827,483

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,456,493
Net Asset Value Per Share	$10.24

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$72,593
Interest	596

Total Investment Income	73,189

Expenses
Investment advisory fees	21,457
Professional fees	33,628
Trustees’ fees	32,213
Distribution fees	9,753
Transfer agent fees	9,257
Custodian and accounting fees	3,509
Shareholder reports	1,000
Administrative fees	390
Other expenses	5,515

Total Expenses	116,722

Less: Fees waived	(79,270)

Total Expenses, Net	37,452

Net Investment Income/(Loss)	35,737

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	(777)
Net change in unrealized appreciation/(depreciation) on investments	269,596

Net Gain on Investments	268,819

Net Increase in Net Assets Resulting From Operations	$304,556

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$35,737
Net realized gain/(loss) from investments	(777)
Net change in unrealized appreciation/(depreciation) on investments	269,596

Net Increase in Net Assets Resulting from Operations	304,556

Capital Share Transactions
Proceeds from sales of shares	14,610,681

Net Increase in Net Assets Resulting from Capital Share Transactions	14,610,681

Net Increase in Net Assets	14,915,237

Net Assets
Beginning of period	—

End of period	$14,915,237

Accumulated Net Investment Income Included in Net Assets	$35,737

Other Information:
Shares
Sold	1,456,493

Net Increase	1,456,493

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.03	$0.21	$0.24	$10.24	2.40%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$14,915	0.96%	2.65%	0.92%	(0.77)%	15%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% up to $100 million, 0.50% up to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $79,270.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $79,270.

Park Avenue has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (“MFS”). MFS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1” plan), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $9,753 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $16,319,111 and $1,831,526, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Integrated Research VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Integrated Research VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8170

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Diversified Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned 3.70%, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s underperformance relative to the Index was due to unfavorable stock selection in the consumer discretionary, consumer staples and industrials sectors, which detracted from the Fund’s relative performance.

•	The Index returned 3.84% for the period. The performance of the Index was driven by the financials services and transportation sector, followed by the energy and industrials sectors.

Market Overview

U.S. stocks delivered strong performance over the period, lifted by a rally that strengthened after the U.S. presidential election. Also, despite a difficult final trading week, major U.S. equity indexes logged solid gains for the year.

Uncertainty around the election and a potential interest-rate hike by the U.S. Federal Reserve (the “Fed”) overshadowed equity performance at the start of the period. Markets seemed to ignore a better-than-expected third-quarter gross domestic product (GDP) report and data showing continued strength in the labor market. Consumer spending, which accounts for more than two thirds of U.S. economic activity, moved up 0.4% in October. U.S. stocks slipped slightly for the month, and stocks continued to struggle leading up to the November 8, 2016 election.

Following the U.S. presidential election, stocks advanced with the so-called “Trump rally,” and U.S. indexes set multiple records. Market sentiment rose, lifted in part by the expectation of positive growth from Trump’s pro-business policy proposals, including tax cuts, increased federal spending and deregulation.

By mid-December, the Fed raised the target range for the federal funds rate by 0.25% — its first hike in 2016 — and signaled that three more interest rate increases are likely for 2017. Stocks plummeted in response, but recovered quickly.

A number of economic reports highlighted the health of the economy. The Bureau of Economic Analysis reported that corporate profits increased 5.8% in the third quarter, after decreasing 0.6% in the second quarter. Consumer spending and sentiment rose, new home sales jumped, and the Dow Jones Industrial Average approached the psychological milestone of 20,000 several times near the end of the quarter. Oil, which traded at times above $50 a barrel earlier in the fall, rallied by the end of the quarter in anticipation of a supply reduction to go into effect in January 2017.

In this environment, U.S. stocks, as measured by the Index, returned 3.84% during the period, with the following sectors posting gains: financials (17.95%), energy (10.59%), industrials (7.2%), telecommunication services (3.81%), information technology (3.69%), materials (3.61%), consumer discretionary (2.01%) and utilities (0.54%). Sectors that declined for the period included consumer staples (-3.45%), health care (-4.50%) and real estate (5.65%).

Portfolio Review

The Fund’s performance was mainly driven by stock selection in the financials, energy and telecommunications sectors; however, sector allocation, a residual of the stock selection process in the consumer discretionary, consumer staples and industrials sectors, detracted slightly from the Fund’s relative performance.

Outlook

Closing a year that began painfully for U.S. equity investors, the final quarter of 2016 delivered some pleasant surprises. The market advance that started in

1	The Standard & Poor’s 500® Index (the “Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

the third quarter continued through the end of the year, interrupted briefly by downturns in the weeks before the U.S. presidential election. In the election’s aftermath, equity performance surged in anticipation of a new administration and the potential for corporate tax cuts, increased infrastructure spending and a looser regulatory environment for many businesses. While most market observers expected post-election turmoil, many major U.S. equity indexes hit record highs throughout the fourth quarter and delivered solid positive returns for the year.

The surges in both share prices and sentiment were a welcome conclusion to a year of uncertainties. However, we enter 2017 on a cautionary note, with an eye on sectors where valuations may have been stretched by the fourth-quarter rally. At the same time, we are pleased to be seeing more differentiation in the market. In our view, equity correlations have declined, stocks are performing more independently, and there is clearer distinction between winners and losers. This expands our stock-selection opportunities, particularly in sectors that we believe were left behind in the post-election excitement. Examples include health care and consumer staples, which weakened with the fourth-quarter shift to more cyclical and industrial areas of the market.

For U.S. corporations, the earnings growth picture brightened in the latter half of 2016, and we believe profit growth is likely to continue in 2017. In many cases, we believe that it will be easy to improve on the prior year’s weakness, but other factors also contribute to our positive outlook, including a push toward infrastructure spending and deregulation, which should encourage capital expenditure and boost earnings growth in financials and a number of cyclical industries. However, we believe the detrimental effect of a strong dollar remains an important potential headwind to earnings growth in the quarters ahead.

The late-2016 rallies — in equity prices, investor enthusiasm, and consumer and business confidence — could prove beneficial for U.S. equity performance in the months ahead. But certain market uncertainties could interrupt, or even derail, the market’s momentum, particularly the effectiveness of the new administration to quickly effect policy changes.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $10,138,890

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
Apple, Inc.	3.20%
Microsoft Corp.	3.02%
Alphabet, Inc., Class A	2.71%
JPMorgan Chase & Co.	2.10%
PepsiCo, Inc.	2.03%
Bank of America Corp.	1.99%
Amazon.com, Inc.	1.98%
Wells Fargo & Co.	1.92%
Facebook, Inc., Class A	1.60%
AT&T, Inc.	1.49%
Total	22.04%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Diversified Research VIP Fund	9/1/2016	—	—	—	3.70%
Standard & Poor’s 500® Index		—	—	—	3.84%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$1,037.00	$3.26	0.96%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.31	$4.88	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 97.8%
Aerospace & Defense – 2.7%
Airbus Group SE (Netherlands)	877	$57,881
Northrop Grumman Corp.	336	78,147
Raytheon Co.	547	77,674
United Technologies Corp.	541	59,304

		273,006
Air Freight & Logistics – 0.4%
United Parcel Service, Inc., Class B	333	38,175

		38,175
Airlines – 0.6%
American Airlines Group, Inc.	606	28,294
United Continental Holdings, Inc.(1)	391	28,496

		56,790
Banks – 6.8%
Bank of America Corp.	9,142	202,038
JPMorgan Chase & Co.	2,471	213,223
KeyCorp	4,094	74,797
Wells Fargo & Co.	3,532	194,649

		684,707
Beverages – 3.6%
Dr Pepper Snapple Group, Inc.	907	82,238
Molson Coors Brewing Co., Class B	694	67,533
Monster Beverage Corp.(1)	287	12,726
PepsiCo, Inc.	1,961	205,179

		367,676
Biotechnology – 3.6%
Amgen, Inc.	605	88,457
Biogen, Inc.(1)	242	68,626
Celgene Corp.(1)	964	111,583
Gilead Sciences, Inc.	1,319	94,454

		363,120
Building Products – 1.0%
Caesarstone Ltd.(1)	196	5,615
Johnson Controls International PLC	2,292	94,408

		100,023
Capital Markets – 3.2%
AllianceBernstein Holding LP	1,353	31,728
Ameriprise Financial, Inc.	294	32,616
Intercontinental Exchange, Inc.	73	4,119
Invesco Ltd.	830	25,182
KKR & Co. LP	3,616	55,650
The Charles Schwab Corp.	1,891	74,638
The Goldman Sachs Group, Inc.	425	101,766

		325,699
Chemicals – 2.7%
Air Products & Chemicals, Inc.	128	18,409
Albemarle Corp.	304	26,168
Axalta Coating Systems Ltd.(1)	442	12,023
CF Industries Holdings, Inc.	915	28,804
LANXESS AG (Germany)	193	12,646

December 31, 2016	Shares	Value
Chemicals (continued)
Sociedad Quimica y Minera de Chile S.A., ADR	171	$4,899
Syngenta AG (Switzerland)	77	30,429
The Dow Chemical Co.	769	44,002
The Sherwin-Williams Co.	271	72,829
WR Grace & Co.	261	17,654
Yara International ASA (Norway)	88	3,465

		271,328
Commercial Services & Supplies – 1.0%
Rollins, Inc.	1,236	41,752
Stericycle, Inc.(1)	203	15,639
Waste Connections, Inc.	504	39,610

		97,001
Communications Equipment – 0.4%
Cisco Systems, Inc.	1,305	39,437

		39,437
Construction Materials – 0.3%
Martin Marietta Materials, Inc.	66	14,621
Vulcan Materials Co.	125	15,644

		30,265
Consumer Finance – 1.0%
Synchrony Financial	2,895	105,002

		105,002
Containers & Packaging – 0.4%
Ball Corp.	201	15,089
RPC Group PLC (United Kingdom)	695	9,092
Sealed Air Corp.	434	19,678

		43,859
Distributors – 0.1%
LKQ Corp.(1)	308	9,440

		9,440
Diversified Consumer Services – 0.5%
Bright Horizons Family Solutions, Inc.(1)	295	20,656
Service Corp. International	1,230	34,932

		55,588
Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc., Class B(1)	32	5,216
Conyers Park Acquisition Corp.(1)	825	8,951

		14,167
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	3,557	151,279
Zayo Group Holdings, Inc.(1)	1,117	36,705

		187,984
Electric Utilities – 1.8%
American Electric Power Co., Inc.	325	20,462
Edison International	425	30,596
Exelon Corp.	1,580	56,074
NextEra Energy, Inc.	248	29,626

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2016	Shares	Value
Electric Utilities (continued)
PG&E Corp.	763	$46,367

		183,125
Energy Equipment & Services – 1.4%
Baker Hughes, Inc.	243	15,788
Halliburton Co.	1,259	68,099
Schlumberger Ltd.	747	62,711

		146,598
Equity Real Estate – 2.9%
American Tower Corp.	386	40,792
AvalonBay Communities, Inc.	150	26,572
Boston Properties, Inc.	211	26,540
Douglas Emmett, Inc.	221	8,080
Equinix, Inc.	75	26,806
Equity LifeStyle Properties, Inc.	208	14,997
Essex Property Trust, Inc.	51	11,858
Federal Realty Investment Trust	97	13,785
Gaming and Leisure Properties, Inc.	592	18,127
General Growth Properties, Inc.	660	16,487
Kimco Realty Corp.	199	5,007
Pebblebrook Hotel Trust	225	6,694
Public Storage	109	24,361
Simon Property Group, Inc.	150	26,650
Ventas, Inc.	370	23,132

		289,888
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	454	72,690
CVS Health Corp.	546	43,085
The Kroger Co.	1,109	38,272
Wal-Mart Stores, Inc.	463	32,002
Walgreens Boots Alliance, Inc.	1,108	91,698

		277,747
Food Products – 1.6%
Mead Johnson Nutrition Co.	240	16,982
Nomad Foods Ltd.(1)	757	7,245
Pinnacle Foods, Inc.	147	7,857
The JM Smucker Co.	452	57,883
The Kraft Heinz Co.	783	68,372

		158,339
Health Care Equipment & Supplies – 2.5%
Abbott Laboratories	577	22,163
Becton Dickinson and Co.	260	43,043
Boston Scientific Corp.(1)	1,526	33,007
CR Bard, Inc.	160	35,946
Danaher Corp.	744	57,913
Edwards Lifesciences Corp.(1)	55	5,153
Intuitive Surgical, Inc.(1)	50	31,708
Medtronic PLC	286	20,372

		249,305
Health Care Providers & Services – 0.9%
Aetna, Inc.	70	8,681

December 31, 2016	Shares	Value
Health Care Providers & Services (continued)
Cardinal Health, Inc.	55	$3,958
Cigna Corp.	54	7,203
Express Scripts Holding Co.(1)	250	17,197
Henry Schein, Inc.(1)	91	13,806
Humana, Inc.	152	31,013
UnitedHealth Group, Inc.	79	12,643

		94,501
Health Care Technology – 0.1%
Castlight Health, Inc., Class B(1)	1,070	5,297
HTG Molecular Diagnostics, Inc.(1)	738	1,653

		6,950
Hotels, Restaurants & Leisure – 1.2%
Hilton Worldwide Holdings, Inc.	1,434	39,005
Penn National Gaming, Inc.(1)	2,046	28,214
Restaurant Brands International, Inc.	312	14,870
Wynn Resorts Ltd.	273	23,617
Yum China Holdings, Inc.(1)	482	12,590

		118,296
Household Products – 0.6%
Colgate-Palmolive Co.	856	56,017

		56,017
Independent Power and Renewable Electricity Producers – 0.6%
Calpine Corp.(1)	2,398	27,409
NRG Energy, Inc.	2,897	35,517

		62,926
Industrial Conglomerates – 0.8%
Siemens AG (Reg S) (Germany)	628	77,195

		77,195
Insurance – 3.5%
American International Group, Inc.	1,473	96,202
Assured Guaranty Ltd.	1,617	61,074
Chubb Ltd.	519	68,570
MetLife, Inc.	734	39,555
Prudential PLC (United Kingdom)	2,418	48,230
The Hartford Financial Services Group, Inc.	836	39,835

		353,466
Internet & Direct Marketing Retail – 3.0%
Amazon.com, Inc.(1)	268	200,965
Ctrip.com International Ltd., ADR(1)	733	29,320
Expedia, Inc.	158	17,898
The Priceline Group, Inc.(1)	38	55,711

		303,894
Internet Software & Services – 5.2%
Alibaba Group Holding Ltd., ADR(1)	404	35,475
Alphabet, Inc., Class A(1)	346	274,188
Criteo S.A., ADR(1)	290	11,913
Facebook, Inc., Class A(1)	1,404	161,530
GoDaddy, Inc., Class A(1)	480	16,776

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2016	Shares	Value
Internet Software & Services (continued)
Tencent Holdings Ltd., ADR	709	$17,172
Wix.com Ltd.(1)	304	13,543

		530,597
IT Services – 2.4%
Cognizant Technology Solutions Corp., Class A(1)	167	9,357
Computer Sciences Corp.	612	36,365
Fidelity National Information Services, Inc.	571	43,190
MasterCard, Inc., Class A	529	54,619
Visa, Inc., Class A	1,332	103,923

		247,454
Leisure Products – 0.1%
Brunswick Corp.	283	15,435

		15,435
Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc.	725	33,031
Illumina, Inc.(1)	88	11,267

		44,298
Machinery – 1.8%
Dover Corp.	513	38,439
Fortive Corp.	1,069	57,331
KION Group AG (Germany)	526	29,233
Komatsu Ltd. (Japan)	2,600	58,685

		183,688
Media – 3.8%
Charter Communications, Inc., Class A(1)	295	84,936
Comcast Corp., Class A	1,635	112,897
DISH Network Corp., Class A(1)	417	24,157
Live Nation Entertainment, Inc.(1)	1,166	31,015
The Walt Disney Co.	1,094	114,017
Time Warner, Inc.	206	19,885

		386,907
Metals & Mining – 0.4%
ArcelorMittal(1)	521	3,803
Barrick Gold Corp.	209	3,340
Freeport-McMoRan, Inc.(1)	323	4,261
Newmont Mining Corp.	339	11,550
Nucor Corp.	139	8,273
Steel Dynamics, Inc.	90	3,202
United States Steel Corp.	121	3,994

		38,423
Multi-Utilities – 0.3%
Ameren Corp.	367	19,253
Sempra Energy	144	14,492

		33,745
Oil, Gas & Consumable Fuels – 6.5%
Anadarko Petroleum Corp.	1,246	86,884
Arch Coal, Inc., Class A(1)	34	2,654

December 31, 2016	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc. (Canada)	2,043	$30,889
Cheniere Energy, Inc.(1)	917	37,991
Chevron Corp.	272	32,014
Cimarex Energy Co.	68	9,241
ConocoPhillips	1,847	92,608
Devon Energy Corp.	158	7,216
Encana Corp. (Canada)	1,305	15,318
EOG Resources, Inc.	536	54,190
Exxon Mobil Corp.	350	31,591
Hess Corp.	120	7,475
Kinder Morgan, Inc.	634	13,130
Marathon Oil Corp.	873	15,112
Noble Energy, Inc.	779	29,649
ONEOK, Inc.	104	5,971
Pioneer Natural Resources Co.	169	30,432
Plains All American Pipeline LP	662	21,376
Royal Dutch Shell PLC, Class A (United Kingdom)	2,319	63,899
Seven Generations Energy Ltd., Class A(1) (Canada)	702	16,370
Suncor Energy, Inc. (Canada)	1,462	47,802
The Williams Cos., Inc.	258	8,034

		659,846
Paper & Forest Products – 0.0%
KapStone Paper and Packaging Corp.	157	3,462

		3,462
Personal Products – 0.4%
Coty, Inc., Class A	1,452	26,586
Edgewell Personal Care Co.(1)	180	13,138

		39,724
Pharmaceuticals – 4.4%
Allergan PLC(1)	497	104,375
Bristol-Myers Squibb Co.	855	49,966
Eli Lilly & Co.	741	54,501
Jazz Pharmaceuticals PLC(1)	79	8,613
Johnson & Johnson	377	43,434
Merck & Co., Inc.	1,260	74,176
Mylan N.V.(1)	750	28,613
Pfizer, Inc.	2,441	79,284

		442,962
Real Estate Management & Development – 0.3%
CBRE Group, Inc., Class A(1)	272	8,565
RE/MAX Holdings, Inc., Class A	428	23,968

		32,533
Road & Rail – 0.7%
Norfolk Southern Corp.	361	39,013
Union Pacific Corp.	279	28,927

		67,940
Semiconductors & Semiconductor Equipment – 4.5%
Analog Devices, Inc.	182	13,217
Applied Materials, Inc.	1,952	62,991

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2016	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Broadcom Ltd.	372	$65,758
Micron Technology, Inc.(1)	1,056	23,148
NVIDIA Corp.	155	16,545
NXP Semiconductors N.V.(1)	264	25,875
Qorvo, Inc.(1)	1,290	68,022
QUALCOMM, Inc.	441	28,753
Skyworks Solutions, Inc.	349	26,056
Sumco Corp. (Japan)	700	8,993
Texas Instruments, Inc.	1,033	75,378
Xilinx, Inc.	651	39,301

		454,037
Software – 4.6%
Activision Blizzard, Inc.	88	3,178
Adobe Systems, Inc.(1)	490	50,446
Electronic Arts, Inc.(1)	645	50,800
Everbridge, Inc.(1)	323	5,959
Microsoft Corp.	4,932	306,474
salesforce.com, Inc.(1)	579	39,638
ServiceNow, Inc.(1)	173	12,861

		469,356
Specialty Retail – 2.2%
Five Below, Inc.(1)	380	15,185
O’Reilly Automotive, Inc.(1)	165	45,938
The Home Depot, Inc.	764	102,437
The TJX Cos., Inc.	779	58,526

		222,086
Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	2,804	324,759
HP, Inc.	947	14,054
Western Digital Corp.	163	11,076

		349,889
Textiles, Apparel & Luxury Goods – 0.4%
Hanesbrands, Inc.	1,832	39,516

		39,516
Tobacco – 1.0%
Altria Group, Inc.	1,029	69,581
Philip Morris International, Inc.	316	28,911

		98,492

December 31, 2016	Shares	Value
Trading Companies & Distributors – 0.3%
United Rentals, Inc.(1)	273	28,823

		28,823
Water Utilities – 0.3%
American Water Works Co., Inc.	456	32,996

		32,996
Wireless Telecommunication Services – 0.5%
T-Mobile U.S., Inc.(1)	878	50,494

		50,494
Total Common Stocks (Cost $9,644,226)		9,914,217
Exchange–Traded Funds – 0.3%
SPDR S&P500 ETF Trust	137	30,623

Total Exchange–Traded Funds (Cost $29,265)		30,623

	Principal Amount	Value
Short–Term Investment – 4.9%
Repurchase Agreements – 4.9%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $496,002, due 1/3/2017(2)	$496,000	496,000
Total Repurchase Agreements (Cost $496,000)		496,000
Total Investments – 103.0% (Cost $10,169,491)		10,440,840
Liabilities in excess of other assets – (3.0)%		(301,950)
Total Net Assets – 100.0%		$10,138,890

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$470,000	$506,300

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$9,514,469	$399,748	*	$—	$9,914,217
Exchange–Traded Funds	30,623	—		—	30,623
Repurchase Agreements	—	496,000		—	496,000
Total	$9,545,092	$895,748		$—	$10,440,840

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$10,440,840
Cash	416
Foreign currency, at value	109
Receivable for investments sold	255,231
Receivable for fund shares subscribed	51,163
Reimbursement receivable from adviser	12,319
Dividends/interest receivable	10,165
Foreign tax reclaims receivable	2
Prepaid expenses	5,410

Total Assets	10,775,655

Liabilities
Payable for investments purchased	593,766
Accrued audit fees	20,000
Investment advisory fees payable	4,622
Accrued trustees’ fees	3,798
Distribution fees payable	1,926
Accrued expenses and other liabilities	12,653

Total Liabilities	636,765

Total Net Assets	$10,138,890

Net Assets Consist of:
Paid-in capital	$9,845,907
Accumulated net investment income/(loss)	25,436
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(3,809)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	271,356

Total Net Assets	$10,138,890

Investments, at Cost	$10,169,491

Foreign Currency, at Cost	$108

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	977,623
Net Asset Value Per Share	$10.37

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$47,232
Interest	318
Withholding taxes on foreign dividends	(349)

Total Investment Income	47,201

Expenses
Investment advisory fees	13,603
Professional fees	27,809
Trustees’ fees	20,010
Transfer agent fees	8,821
Distribution fees	5,668
Custodian and accounting fees	3,439
Shareholder reports	500
Administrative fees	227
Other expenses	2,788

Total Expenses	82,865

Less: Fees waived	(61,100)

Total Expenses, Net	21,765

Net Investment Income/(Loss)	25,436

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	(3,688)
Net realized gain/(loss) from foreign currency transactions	(121)
Net change in unrealized appreciation/(depreciation) on investments	271,349
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	7

Net Gain on Investments and Foreign Currency Transactions	267,547

Net Increase in Net Assets Resulting From Operations	$292,983

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$25,436
Net realized gain/(loss) from investments and foreign currency transactions	(3,809)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	271,356

Net Increase in Net Assets Resulting from Operations	292,983

Capital Share Transactions
Proceeds from sales of shares	9,845,907

Net Increase in Net Assets Resulting from Capital Share Transactions	9,845,907

Net Increase in Net Assets	10,138,890

Net Assets
Beginning of period	—

End of period	$10,138,890

Accumulated Net Investment Income Included in Net Assets	$25,436

Other Information:
Shares
Sold	977,623

Net Increase	977,623

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.04	$0.33	$0.37	$10.37	3.70%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$10,139	0.96%	3.07%	1.12%	(0.99)%	61%

[1]	Commenced operations on September 1, 2016.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.
[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $61,100.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $61,100.

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management, LLC (“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $5,668 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $14,128,492 and $4,456,806, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Diversified Research VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Diversified Research VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8168

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Large Cap Disciplined Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY BY BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned 7.80%, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s outperformance relative to the Index was largely due to security selection, especially in the technology and financials sectors.

•	The Index returned 6.45% for the period. The financials and energy sectors were the largest contributors to performance for the Index during the period.

Market Overview

While the stock market (as measured by the Standard & Poor’s 500® Index (“S&P 500® Index”)) returned 1.98% during December 2016, the price action did not resemble the typical “Santa Claus Rally” to which investors have grown accustomed. That type of rally usually results in a “flattish” return for the first half of the month, followed by a more pronounced advancement in prices during the final two weeks of the year.

This year brought the inverse of that price pattern, where the market peaked on December 13, 2016 (up 3.39%, as measured by the S&P 500® Index) but trailed-off by year-end. We believe the most likely cause of this decline was action taken by the U.S. Federal Reserve (the “Fed”), which on December 14, 2016, raised the federal funds target rate by 0.25% to a range of 0.50% to 0.75%, the only interest rate increase of 2016 and just the second increase in interest rates this decade. Also noteworthy from the announcement was the increase in the Fed’s “dot plot” of future anticipated rates, as this was the first time that the Fed had increased its projections since 2014. Imbedded in those projections was the possibility of three interest rate hikes in 2017, one more than the market had priced in up to that point. As one would expect, bonds did not take the news well, with the Bloomberg Barclays U.S. Aggregate

Bond Index struggling to reach a 0.14% total return during December. The 10-year Treasury lost 37 basis points for the month of December.

The “reflation trade” sparked by the election of Donald Trump was reinforced with a flurry of positive economic reports emanating from both the United States and many international markets. U.S. third quarter gross domestic product (GDP) was revised upwards twice during the period, settling at 3.5%, the strongest growth rate in two years. Global purchasing manager’s indices rebounded, displaying strength not only in manufacturing but in the non-manufacturing services side of economies as well. Investor sentiment also improved, with third quarter S&P 500® Index earnings growing 3.1% on a year-over-year basis, the first such occurrence in five quarters.

In general, stock markets responded favorably during the period, with the MSCI® World® Index gaining 1.97% in the fourth quarter. In the U.S., while the S&P 500® Index gained a very respectable 3.82% for the fourth quarter, value stocks had a resurgence relative to growth stocks, and value stocks beat growth stocks by over 700 basis points on average across all capitalizations. Value was led by small-cap stocks, where the Russell 2000® Value Index returned 14.07%, versus 3.57% for the Russell 2000® Growth Index. Cyclical stocks did well, led by the energy, industrials and materials sectors, which responded to the then U.S. president-elect’s campaign promises of an infrastructure build-out.

International stocks did well, but only in local currencies, as the strength of the dollar eroded returns for U.S.-based investors. An example of this is the MSCI® EAFE® Index, which returned 7.1% in local currencies but -0.7% in U.S. dollar terms. The Japanese NIKKEI Index had one of the biggest disparities in returns, gaining 15% in yen terms but losing 10 basis points in U.S. dollar terms as the yen dropped by 15.4% versus the dollar. We believe the yen’s decline is a reflection of the Bank of Japan’s decision to peg interest rates (the 10-year bond yield at 0.0%) in an effort to stimulate growth and

1	The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

inflation. Emerging market stocks continued to suffer, dropping by 1.4% in local currency and -4.1% in U.S. dollar terms, plagued by the combination of higher rates, a stronger dollar and subdued export trade.

Portfolio Review

Strong stock selection in the technology and finance sectors led the Fund’s relative performance for the period. Healthcare was the largest detractor for the period, weakened by the Fund’s biotech holdings and supplier names. Weakness in the healthcare and transportation sectors was offset by strength in the financials and technology sectors. During the period, we sold several stocks that performed well for the Fund and found new opportunities in solid companies at discounted valuations.

Outlook

Looking ahead to 2017, we expect earnings and interest rates to be the key drivers of stock prices over time. Although the stock market as measured by the S&P 500® Index has largely depended on lower interest rates and accommodative fiscal policy during the last few years, we expect earnings to be the key near term driver of stock performance. While we are encouraged by numerous factors, we do see a number of risks that could also be impactful. Namely, we see a possible surge in U.S. dollar strength, the potential for the Fed to raise interest rates faster than markets expect, and possible dislocations in China as the greatest risks at present.

The five primary areas of risk that we will be monitoring in 2017 include: (i) the strength of the U.S. dollar; (ii) potential action by the Fed to raise the federal funds target rate in 2017; (iii) economic conditions in China; (iv) oil prices; and (v) geopolitical events, including the market’s response to the outcome of several pending elections in France, Germany and Denmark.

We believe there are many attractive opportunities and are diligently working to find them while staying connected to those companies that we already own. In pursuing these opportunities, we will continue to invest on a stock-by-stock basis within our discipline of seeking stocks that we believe offer attractive valuation, sound fundamentals, and a catalyst for improvement.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $17,080,967

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
JPMorgan Chase & Co.	4.83%
Johnson & Johnson	4.09%
Bank of America Corp.	4.05%
Berkshire Hathaway, Inc., Class B	3.66%
Chevron Corp.	2.77%
Citigroup, Inc.	2.59%
Discover Financial Services	2.39%
Merck & Co., Inc.	2.32%
Apple, Inc.	1.96%
Time Warner, Inc.	1.86%
Total	30.52%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard(“GICS®”). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	—	—	—	7.80%
Russell 1000® Value Index		—	—	—	6.45%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$1,078.00	$3.39	0.98%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.21	$4.98	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).

**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 97.0%
Aerospace & Defense – 4.4%
General Dynamics Corp.	1,273	$219,796
Raytheon Co.	1,504	213,568
Textron, Inc.	1,585	76,968
United Technologies Corp.	2,143	234,916

		745,248
Air Freight & Logistics – 0.7%
United Parcel Service, Inc., Class B	1,005	115,213

		115,213
Airlines – 1.9%
Delta Air Lines, Inc.	3,993	196,416
United Continental Holdings, Inc.(1)	1,847	134,609

		331,025
Auto Components – 0.9%
BorgWarner, Inc.	4,096	161,546

		161,546
Banks – 12.2%
Bank of America Corp.	31,315	692,061
Citigroup, Inc.	7,453	442,932
Fifth Third Bancorp	4,803	129,537
JPMorgan Chase & Co.	9,561	825,019

		2,089,549
Beverages – 0.6%
Coca-Cola European Partners PLC	3,181	99,883

		99,883
Biotechnology – 1.8%
Gilead Sciences, Inc.	3,910	279,995
Shire PLC, ADR	154	26,239

		306,234
Capital Markets – 1.8%
The Goldman Sachs Group, Inc.	1,287	308,172

		308,172
Chemicals – 2.9%
LyondellBasell Industries N.V., Class A	611	52,412
Methanex Corp.	1,545	67,671
PPG Industries, Inc.	724	68,606
The Dow Chemical Co.	5,217	298,517

		487,206
Communications Equipment – 1.3%
Brocade Communications Systems, Inc.	4,905	61,263
Harris Corp.	1,587	162,620

		223,883
Construction Materials – 0.7%
CRH PLC, ADR	3,689	126,828

		126,828
Consumer Finance – 6.0%
Ally Financial, Inc.	8,101	154,081
Capital One Financial Corp.	2,547	222,200
Discover Financial Services	5,658	407,885
Navient Corp.	7,172	117,836

December 31, 2016	Shares	Value
Consumer Finance (continued)
Synchrony Financial	3,480	$126,220

		1,028,222
Containers & Packaging – 1.4%
Sealed Air Corp.	1,851	83,924
WestRock Co.	3,013	152,970

		236,894
Diversified Financial Services – 3.7%
Berkshire Hathaway, Inc., Class B(1)	3,835	625,028

		625,028
Electronic Equipment, Instruments & Components – 2.6%
Flex Ltd.(1)	11,879	170,701
TE Connectivity Ltd.	3,857	267,213

		437,914
Food & Staples Retailing – 1.0%
CVS Health Corp.	1,198	94,534
Walgreens Boots Alliance, Inc.	947	78,374

		172,908
Health Care Providers & Services – 4.3%
Anthem, Inc.	641	92,157
Cigna Corp.	1,301	173,540
DaVita, Inc.(1)	1,549	99,446
Express Scripts Holding Co.(1)	1,903	130,907
Laboratory Corp. of America Holdings(1)	613	78,697
UnitedHealth Group, Inc.	1,043	166,922

		741,669
Household Durables – 0.8%
DR Horton, Inc.	1,586	43,346
PulteGroup, Inc.	5,277	96,991

		140,337
Independent Power and Renewable Electricity Producers – 0.8%
AES Corp.	11,699	135,942

		135,942
Industrial Conglomerates – 1.5%
Honeywell International, Inc.	728	84,339
Koninklijke Philips N.V.	5,445	166,454

		250,793
Insurance – 3.6%
Chubb Ltd.	1,878	248,121
MetLife, Inc.	3,668	197,669
The Allstate Corp.	2,214	164,102

		609,892
Internet Software & Services – 2.9%
Alphabet, Inc., Class A(1)	347	274,980
eBay, Inc.(1)	7,362	218,578

		493,558
IT Services – 2.3%
Cognizant Technology Solutions Corp., Class A(1)	1,513	84,774

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2016	Shares	Value
IT Services (continued)
Computer Sciences Corp.	4,148	$246,474
Leidos Holdings, Inc.	1,224	62,595

		393,843
Machinery – 0.3%
WABCO Holdings, Inc.(1)	460	48,829

		48,829
Media – 4.5%
CBS Corp., Class B, NVDR	1,524	96,957
Comcast Corp., Class A	1,800	124,290
Liberty Global PLC, Series C(1)	1,714	50,906
Liberty Global PLC LiLAC, Class C(1)	2,535	53,666
The Interpublic Group of Cos., Inc.	5,395	126,297
Time Warner, Inc.	3,282	316,811

		768,927
Metals & Mining – 1.9%
Barrick Gold Corp.	6,654	106,331
Nucor Corp.	1,947	115,885
Steel Dynamics, Inc.	3,050	108,519

		330,735
Oil, Gas & Consumable Fuels – 13.2%
Canadian Natural Resources Ltd.	5,354	170,685
Chevron Corp.	4,026	473,860
ConocoPhillips	4,180	209,585
Diamondback Energy, Inc.(1)	2,166	218,896
Energen Corp.(1)	1,478	85,236
EOG Resources, Inc.	1,218	123,140
EQT Corp.	1,931	126,287
Gulfport Energy Corp.(1)	3,073	66,500
Marathon Oil Corp.	9,302	161,018
Marathon Petroleum Corp.	4,122	207,543
Newfield Exploration Co.(1)	1,851	74,965
Phillips 66	2,938	253,873
Tesoro Corp.	924	80,804

		2,252,392
Pharmaceuticals – 9.0%
Johnson & Johnson	6,067	698,979
Merck & Co., Inc.	6,724	395,842
Pfizer, Inc.	9,113	295,990
Sanofi, ADR	3,817	154,360

		1,545,171

December 31, 2016	Shares	Value
Semiconductors & Semiconductor Equipment – 1.8%
KLA-Tencor Corp.	1,094	$86,076
Texas Instruments, Inc.	2,984	217,742

		303,818
Software – 2.6%
Microsoft Corp.	3,582	222,586
Oracle Corp.	5,745	220,895

		443,481
Specialty Retail – 0.3%
Best Buy Co., Inc.	1,054	44,974

		44,974
Technology Hardware, Storage & Peripherals – 3.3%
Apple, Inc.	2,887	334,372
Hewlett Packard Enterprise Co.	9,941	230,035

		564,407
Total Common Stocks (Cost $15,472,102)		16,564,521

	Principal Amount	Value
Short–Term Investment – 5.6%
Repurchase Agreements – 5.6%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $964,003, due 1/3/2017(2)	$964,000	964,000
Total Repurchase Agreements (Cost $964,000)		964,000
Total Investments – 102.6% (Cost $16,436,102)		17,528,521
Liabilities in excess of other assets – (2.6)%		(447,554)
Total Net Assets – 100.0%		$17,080,967

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$915,000	$985,668

Legend:

ADR — American Depositary Receipt

NVDR — Non-Voting Depositary Receipt

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$16,564,521	$—	$—	$16,564,521
Repurchase Agreements	—	964,000	—	964,000
Total	$16,564,521	$964,000	$—	$17,528,521

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$17,528,521
Cash	201
Receivable for fund shares subscribed	65,787
Reimbursement receivable from adviser	22,431
Receivable for investments sold	19,870
Dividends/interest receivable	14,923
Prepaid expenses	10,819

Total Assets	17,662,552

Liabilities
Payable for investments purchased	533,675
Accrued audit fees	20,000
Investment advisory fees payable	8,715
Distribution fees payable	3,352
Accrued trustees’ fees	2,305
Accrued expenses and other liabilities	13,538

Total Liabilities	581,585

Total Net Assets	$17,080,967

Net Assets Consist of:
Paid-in capital	$16,073,189
Accumulated net investment income/(loss)	36,541
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(121,173)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,092,410

Total Net Assets	$17,080,967

Investments, at Cost	$16,436,102

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,584,056
Net Asset Value Per Share	$10.78

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$77,035
Interest	618
Withholding taxes on foreign dividends	(347)

Total Investment Income	77,306

Expenses
Investment advisory fees	27,039
Professional fees	34,439
Trustees’ fees	34,229
Distribution fees	10,400
Transfer agent fees	9,258
Custodian and accounting fees	3,521
Shareholder reports	1,000
Administrative fees	416
Other expenses	5,539

Total Expenses	125,841

Less: Fees waived	(85,076)

Total Expenses, Net	40,765

Net Investment Income/(Loss)	36,541

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	(121,175)
Net realized gain/(loss) from foreign currency transactions	2
Net change in unrealized appreciation/(depreciation) on investments	1,092,419
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(9)

Net Gain on Investments and Foreign Currency Transactions	971,237

Net Increase in Net Assets Resulting From Operations	$1,007,778

[1]	Commenced operations on September 1, 2016.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$36,541
Net realized gain/(loss) from investments and foreign currency transactions	(121,173)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,092,410

Net Increase in Net Assets Resulting from Operations	1,007,778

Capital Share Transactions
Proceeds from sales of shares	16,073,189

Net Increase in Net Assets Resulting from Capital Share Transactions	16,073,189

Net Increase in Net Assets	17,080,967

Net Assets
Beginning of period	—

End of period	$17,080,967

Accumulated Net Investment Income Included in Net Assets	$36,541

Other Information:
Shares
Sold	1,584,056

Net Increase	1,584,056

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.03	$0.75	$0.78	$10.78	7.80%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$17,081	0.98%	2.70%	0.88%	(0.84)%	19%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.98% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $85,076.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $85,076.

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $10,400 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $18,012,752 and $2,419,475, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Large Cap Disciplined Value VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8174

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Growth & Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY BY ALLIANCEBERNSTEIN L.P., SUB-ADVISER

Highlights

•	The Guardian Growth & Income VIP Fund (the “Fund”) returned 7.00%, outperforming the Russell 1000® Value Index[1] (the “Index”), which is the Fund’s benchmark, for the four-month period ended December 31, 2016. Stock selection in the healthcare, industrials and technology sectors contributed to the Fund’s outperformance, while weaker stock selection in financials, consumer discretionary and consumer staples holdings mitigated some of the Fund’s gains. The Fund’s overweight compared to the Index in the healthcare and technology sectors detracted from the Fund’s relative performance, while underweight positions in real estate, utilities and consumer staples contributed to relative performance as those sectors underperformed the Index.

•	The Index returned 6.45% for the period. Value stocks outperformed their growth counterparts during the period and small-cap stocks outperformed large-cap stocks.

Market Overview

Global equities advanced in the fourth quarter despite heightened political and economic uncertainty following the election of Donald Trump as U.S. president. Rising U.S. interest rates prompted an accelerated move away from traditionally safer parts of the market, such as U.S. Treasurys, toward riskier stocks and sectors.

U.S. stocks were among the strongest performers in 2016, with small-caps surging on expectations that they would benefit significantly from President Trump’s policy agenda. Defensive stocks underperformed during the year. Resources stocks were the strongest performers of 2016, driven by rising oil prices. Financials performed well after a strong fourth quarter, driven by positive sentiment from the

U.S. election. The shift away from safety unfolded around the world, with stocks seen as bond proxies (equities that generally offer predicable returns and potential for higher yields than bonds) in sectors such as utilities, real estate and consumer staples underperforming the broad market by wide margins.

Equity factor returns reflected these changing dynamics. Lower-beta stocks sold off sharply in the second half of the year after a strong first half. Stocks with high momentum also performed poorly during the last six months of the year. Riskier stocks, such as the most attractively valued global stocks, powered ahead in the second half after underperforming in the first half.

Currency markets were also turbulent. The British pound, euro and Japanese yen weakened against the U.S. dollar, which strengthened significantly after the election.

Portfolio Review

Stock selection contributed positively to the Fund’s performance owing to strong holdings in the healthcare, industrials and technology sectors. The Fund’s underperformance among financials, consumer discretionary and consumer staples holdings mitigated some of the gains. The Fund’s overweights in the healthcare and technology sectors were also a detractor from the Fund’s relative performance, while underweight positions in the real estate, utilities and consumer staples sectors offset some of the losses.

There was a modest reversal in sector performance late in the period. Defensive and/or interest-rate-sensitive sectors, such as utilities, telecom and consumer-staples, in which the Fund was underweight versus the benchmark as of the end of the period, outperformed during the month of December, which detracted from the Fund’s relative performance.

1	The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN GROWTH & INCOME VIP FUND

Leading individual contributors included a number of financial holdings. The sector as a whole rallied post-election on the expectation that the new administration will decrease regulation. In addition, the U.S. Federal Reserve (the “Fed”) raised interest rates in December, benefitting banks.

In contrast, healthcare companies pulled back before the election on concerns surrounding the possible implications of drug pricing limits under a Trump presidency. While the sector rebounded somewhat in December, several of the Fund’s largest detractors during the fourth quarter were impacted by the sector’s retraction as well as stock-specific news.

Outlook

We expect continued global economic uncertainty and volatile energy prices, and will continue to assess the ramifications for equities as the Fed pursues its longer-term objective of gradual monetary policy tightening.

We remain disciplined in seeking well-managed companies that are attractively valued relative to their long-term earnings power and deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $9,456,849

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
JPMorgan Chase & Co.	3.21%
Pfizer, Inc.	3.00%
Citigroup, Inc.	2.88%
Wal-Mart Stores, Inc.	2.73%
Intel Corp.	2.71%
Time Warner, Inc.	2.58%
Aetna, Inc.	2.58%
Exxon Mobil Corp.	2.52%
Raytheon Co.	2.50%
Biogen, Inc.	2.37%
Total	27.08%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Growth & Income VIP Fund	9/1/2016	—	—	—	7.00%
Russell 1000® Value Index		—	—	—	6.45%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$1,070.00	$3.38	0.98%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.21	$4.98	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 93.5%
Aerospace & Defense – 6.0%
General Dynamics Corp.	725	$125,179
Raytheon Co.	1,666	236,572
The Boeing Co.	1,333	207,521

		569,272
Airlines – 1.0%
Delta Air Lines, Inc.	1,989	97,839

		97,839
Auto Components – 1.2%
BorgWarner, Inc.	2,856	112,641

		112,641
Banks – 7.5%
Citigroup, Inc.	4,588	272,665
JPMorgan Chase & Co.	3,517	303,482
Wells Fargo & Co.	2,486	137,003

		713,150
Beverages – 2.3%
PepsiCo, Inc.	2,107	220,455

		220,455
Biotechnology – 3.7%
Biogen, Inc.(1)	791	224,312
Gilead Sciences, Inc.	1,704	122,023

		346,335
Building Products – 0.7%
Johnson Controls International PLC	1,604	66,069

		66,069
Capital Markets – 6.2%
BlackRock, Inc.	401	152,596
Northern Trust Corp.	1,237	110,155
State Street Corp.	1,060	82,383
TD Ameritrade Holding Corp.	1,488	64,877
The Goldman Sachs Group, Inc.	720	172,404

		582,415
Communications Equipment – 2.1%
Cisco Systems, Inc.	4,637	140,130
F5 Networks, Inc.(1)	370	53,547

		193,677
Construction & Engineering – 0.6%
Jacobs Engineering Group, Inc.(1)	939	53,523

		53,523
Consumer Finance – 0.7%
Capital One Financial Corp.	791	69,007

		69,007
Diversified Financial Services – 1.9%
Berkshire Hathaway, Inc., Class B(1)	1,075	175,203

		175,203
Diversified Telecommunication Services – 1.9%
Verizon Communications, Inc.	3,354	179,037

		179,037

December 31, 2016	Shares	Value
Electric Utilities – 1.4%
Exelon Corp.	3,672	$130,319

		130,319
Electrical Equipment – 2.0%
EnerSys	1,238	96,688
Hubbell, Inc.	763	89,042

		185,730
Electronic Equipment, Instruments & Components – 1.1%
Flex Ltd.(1)	3,075	44,188
TE Connectivity Ltd.	878	60,828

		105,016
Energy Equipment & Services – 3.5%
Dril-Quip, Inc.(1)	596	35,790
Helmerich & Payne, Inc.	1,508	116,719
National Oilwell Varco, Inc.	2,088	78,175
Oil States International, Inc.(1)	2,629	102,531

		333,215
Food & Staples Retailing – 3.2%
CVS Health Corp.	617	48,688
Wal-Mart Stores, Inc.	3,728	257,679

		306,367
Health Care Equipment & Supplies – 1.2%
Hologic, Inc.(1)	2,769	111,092

		111,092
Health Care Providers & Services – 5.8%
Aetna, Inc.	1,970	244,299
Cigna Corp.	943	125,787
Express Scripts Holding Co.(1)	834	57,371
UnitedHealth Group, Inc.	743	118,910

		546,367
Household Durables – 0.7%
DR Horton, Inc.	2,385	65,182

		65,182
Industrial Conglomerates – 1.0%
Carlisle Cos., Inc.	882	97,276

		97,276
Insurance – 6.2%
Axis Capital Holdings Ltd.	1,635	106,716
Chubb Ltd.	1,189	157,091
FNF Group	2,599	88,262
The Allstate Corp.	2,509	185,967
Validus Holdings Ltd.	862	47,419

		585,455
Internet & Direct Marketing Retail – 0.7%
Liberty Interactive Corp. QVC Group, Class A(1)	2,527	50,489
Liberty TripAdvisor Holdings, Inc., Class A(1)	1,214	18,271

		68,760

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2016	Shares	Value
IT Services – 3.0%
International Business Machines Corp.	1,079	$179,103
MasterCard, Inc., Class A	1,046	108,000

		287,103
Leisure Products – 0.8%
Vista Outdoor, Inc.(1)	1,916	70,700

		70,700
Life Sciences Tools & Services – 0.8%
Bruker Corp.	3,611	76,481

		76,481
Machinery – 1.9%
Fortive Corp.	1,631	87,471
Parker-Hannifin Corp.	689	96,460

		183,931
Media – 5.4%
Comcast Corp., Class A	1,410	97,361
Discovery Communications, Inc., Class A(1)	4,696	128,717
The Interpublic Group of Cos., Inc.	1,822	42,653
Time Warner, Inc.	2,532	244,414

		513,145
Metals & Mining – 0.4%
Reliance Steel & Aluminum Co.	431	34,282

		34,282
Oil, Gas & Consumable Fuels – 3.9%
Exxon Mobil Corp.	2,636	237,925
Noble Energy, Inc.	3,375	128,453

		366,378
Pharmaceuticals – 3.0%
Pfizer, Inc.	8,730	283,550

		283,550
Semiconductors & Semiconductor Equipment – 4.3%
Intel Corp.	7,059	256,030
Synaptics, Inc.(1)	723	38,738
Xilinx, Inc.	1,849	111,624

		406,392

December 31, 2016	Shares	Value
Software – 3.6%
Activision Blizzard, Inc.	1,778	$64,204
Citrix Systems, Inc.(1)	890	79,486
Microsoft Corp.	1,511	93,893
VMware, Inc., Class A(1)	1,356	106,758

		344,341
Technology Hardware, Storage & Peripherals – 2.8%
Apple, Inc.	1,617	187,281
Seagate Technology PLC	2,032	77,561

		264,842
Textiles, Apparel & Luxury Goods – 1.0%
Ralph Lauren Corp.	566	51,121
VF Corp.	855	45,614

		96,735
Total Common Stocks (Cost $8,372,259)		8,841,282

	Principal Amount	Value
Short–Term Investment – 8.8%
Repurchase Agreements – 8.8%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $837,003, due 1/3/2017(2)	$837,000	837,000
Total Repurchase Agreements (Cost $837,000)		837,000
Total Investments – 102.3% (Cost $9,209,259)		9,678,282
Liabilities in excess of other assets – (2.3)%		(221,433)
Total Net Assets – 100.0%		$9,456,849

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$795,000	$856,400

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$8,841,282	$—	$—	$8,841,282
Repurchase Agreements	—	837,000	—	837,000
Total	$8,841,282	$837,000	$—	$9,678,282

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$9,678,282
Cash	608
Receivable for fund shares subscribed	43,859
Reimbursement receivable from adviser	12,081
Dividends/interest receivable	8,974
Prepaid expenses	5,410

Total Assets	9,749,214

Liabilities
Payable for investments purchased	251,012
Accrued audit fees	20,000
Investment advisory fees payable	4,735
Accrued trustees’ fees	2,163
Distribution fees payable	1,821
Accrued expenses and other liabilities	12,634

Total Liabilities	292,365

Total Net Assets	$9,456,849

Net Assets Consist of:
Paid-in capital	$8,961,690
Accumulated net investment income/(loss)	26,135
Accumulated net realized gain/(loss) from investments	1
Net unrealized appreciation/(depreciation) on investments	469,023

Total Net Assets	$9,456,849

Investments, at Cost	$9,209,259

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	883,851
Net Asset Value Per Share	$10.70

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$47,180
Interest	338

Total Investment Income	47,518

Expenses
Investment advisory fees	14,182
Professional fees	27,537
Trustees’ fees	18,219
Transfer agent fees	8,817
Distribution fees	5,455
Custodian and accounting fees	3,428
Shareholder reports	500
Administrative fees	218
Other expenses	2,781

Total Expenses	81,137

Less: Fees waived	(59,754)

Total Expenses, Net	21,383

Net Investment Income/(Loss)	26,135

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	1
Net change in unrealized appreciation/(depreciation) on investments	469,023

Net Gain on Investments	469,024

Net Increase in Net Assets Resulting From Operations	$495,159

[1]	Commenced operations on September 1, 2016.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$26,135
Net realized gain/(loss) from investments	1
Net change in unrealized appreciation/(depreciation) on investments	469,023

Net Increase in Net Assets Resulting from Operations	495,159

Capital Share Transactions
Proceeds from sales of shares	8,961,690

Net Increase in Net Assets Resulting from Capital Share Transactions	8,961,690

Net Increase in Net Assets	9,456,849

Net Assets
Beginning of period	—

End of period	$9,456,849

Accumulated Net Investment Income Included in Net Assets	$26,135

Other Information:
Shares
Sold	883,851

Net Increase	883,851

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.04	$0.66	$0.70	$10.70	7.00%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$9,457	0.98%	3.11%	1.20%	(0.93)%	11%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.98% of the Fund’s average daily

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $59,754.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $59,754.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $5,455 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $9,133,631 and $761,169, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Growth & Income VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Growth & Income VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8169

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Mid Cap Traditional Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF JANUS CAPITAL MANAGEMENT LLC, SUB-ADVISER

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned -0.10% underperforming its benchmark, the Russell Midcap® Growth Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s holdings in the materials and technology sectors detracted from relative results. The Fund’s underweight to the consumer staples sector relative to the Index and stock selection in the real estate sector contributed positively to relative performance.

•	The Index delivered a return of 0.41% for the period. The energy, materials and financial sectors were the strongest performing sectors in the Index. The real estate and health care sectors delivered negative returns.

Market Overview

Stocks registered gains in 2016, but experienced brief bouts of volatility. Equities started the year lower due to concerns about the health of the Chinese economy and fear about how falling oil prices could affect the energy sector. The UK’s decision to leave the European Union in June’s “Brexit” referendum jolted markets, but investors soon regained their composure and sent shares higher. Stocks climbed after the November U.S. presidential election, on the expectation that the new administration would champion pro-growth initiatives.

A recovery in crude oil and other commodity prices after the early-year plunge propelled energy and materials stocks, resulting in those sectors being among the year’s best performers. Other cyclical sectors also registered gains.

Portfolio Review

The portfolio underperformed the Index during the period. The Fund’s holdings in the materials and technology sectors detracted from relative results. The Fund’s underweight to the consumer staples sector relative to the Index and stock selection in the real estate sector contributed to relative performance.

Outlook

As we enter 2017, our thoughts on both the markets and U.S. economy can be summed up rather quickly. In a word: change. We believe several substantial shifts are underway, changing the market backdrop in the most meaningful way since the financial crisis. The U.S. economy appears primed for faster growth. In our view, the building blocks for economic growth were in place even before the election, but if the new administration indeed ushers in tax and regulatory reform, the economy could grow more rapidly than expected even a few months ago. That economic growth could lead to a more normalized interest rate environment, and rising rates typically have broad implications for both stock valuations in general and individual companies that benefit from, or are penalized by, the rising rates. Finally, no one can be certain what policies the new administration will implement, but we believe that regulations for some industries are poised for a shakeup.

The market has already anticipated some of these changes. Since the November election, valuations of cyclical companies have improved significantly relative to defensive areas of the market, such as consumer staples and utility companies. So too, have valuations for the financials sector, as the market forecasts what rising interest rates and potential deregulation could mean for banks and other companies levered to interest rate changes.

After stocks for select sectors and industries moved broadly upward in anticipation of a stronger economy, rising interest rates or a new regulatory regime, investors need to discern exactly how these forces will affect individual companies, and whether all of the changes are reflected in the stock price. Investors must also prepare for how potentially rising

1	The Russell Midcap® Growth Index (The “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

interest rates could change stock valuations. In a low-rate, yield-starved environment, the market has bid up valuations for many stable businesses. Some of these companies fit our investment criteria, and from our perspective, buying opportunities could present themselves if valuations become more reasonable. We believe that a low interest rate environment has given other companies access to cheap capital. The ability for some of these companies to carry out their growth initiatives with a highly levered balance sheet could be hampered if the cost of debt rises. Investors should be mindful of how rising costs of capital affect each company.

After a broad rally reflecting some of the anticipated economic changes, we may need to dig deeper to find remaining opportunities and stay nimble as some of the new administration’s policies take shape.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $13,271,729

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
Lamar Advertising Co., Class A	2.71%
TD Ameritrade Holding Corp.	2.67%
Sensata Technologies Holding N.V.	2.63%
TE Connectivity Ltd.	2.20%
Sealed Air Corp.	2.03%
Crown Castle International Corp.	1.97%
Amdocs Ltd.	1.94%
Verisk Analytics, Inc.	1.93%
WEX, Inc.	1.91%
athenahealth, Inc.	1.89%
Total	21.88%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	—	—	—	-0.10%
Russell Midcap® Growth Index		—	—	—	0.41%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$999.00	$3.63	1.09%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,019.66	$5.53	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 93.6%
Aerospace & Defense – 1.1%
Teledyne Technologies, Inc.(1)	1,237	$152,151

		152,151
Air Freight & Logistics – 0.7%
Expeditors International of Washington, Inc.	1,867	98,876

		98,876
Airlines – 1.6%
Ryanair Holdings PLC, ADR(1)	2,529	210,564

		210,564
Banks – 0.6%
SVB Financial Group(1)	442	75,874

		75,874
Biotechnology – 2.4%
AbbVie, Inc.	1,242	77,774
Celgene Corp.(1)	1,343	155,452
DBV Technologies S.A., ADR(1)	865	30,387
TESARO, Inc.(1)	389	52,313

		315,926
Building Products – 1.5%
Allegion PLC	1,044	66,816
AO Smith Corp.	2,863	135,563

		202,379
Capital Markets – 5.5%
FactSet Research Systems, Inc.	407	66,516
LPL Financial Holdings, Inc.	4,110	144,713
MSCI, Inc.	2,046	161,184
TD Ameritrade Holding Corp.	8,133	354,599

		727,012
Chemicals – 0.3%
Potash Corp. of Saskatchewan, Inc.	2,454	44,393

		44,393
Commercial Services & Supplies – 2.0%
Edenred (France)	3,457	68,510
Ritchie Bros Auctioneers, Inc.	5,716	194,344

		262,854
Containers & Packaging – 2.0%
Sealed Air Corp.	5,944	269,501

		269,501
Diversified Consumer Services – 1.7%
ServiceMaster Global Holdings, Inc.(1)	6,139	231,256

		231,256
Electrical Equipment – 3.2%
AMETEK, Inc.	1,509	73,337
Sensata Technologies Holding N.V.(1)	8,971	349,421

		422,758

December 31, 2016	Shares	Value
Electronic Equipment, Instruments & Components – 6.8%
Amphenol Corp., Class A	1,545	$103,824
Belden, Inc.	1,695	126,735
Flex Ltd.(1)	13,097	188,204
National Instruments Corp.	6,236	192,194
TE Connectivity Ltd.	4,223	292,569

		903,526
Equity Real Estate – 4.7%
Crown Castle International Corp.	3,013	261,438
Lamar Advertising Co., Class A	5,345	359,398

		620,836
Health Care Equipment & Supplies – 8.5%
Boston Scientific Corp.(1)	11,255	243,446
DexCom, Inc.(1)	1,275	76,117
Masimo Corp.(1)	1,039	70,029
STERIS PLC	3,569	240,515
Teleflex, Inc.	977	157,444
The Cooper Cos., Inc.	521	91,138
Varian Medical Systems, Inc.(1)	2,708	243,124

		1,121,813
Health Care Providers & Services – 1.0%
Henry Schein, Inc.(1)	870	131,988

		131,988
Health Care Technology – 1.9%
athenahealth, Inc.(1)	2,392	251,567

		251,567
Hotels, Restaurants & Leisure – 2.2%
Dunkin’ Brands Group, Inc.	3,887	203,834
Norwegian Cruise Line Holdings Ltd.(1)	1,948	82,849

		286,683
Industrial Conglomerates – 0.6%
Roper Technologies, Inc.	433	79,274

		79,274
Insurance – 1.7%
Aon PLC	1,989	221,833

		221,833
Internet Software & Services – 3.1%
Cimpress N.V.(1)	2,347	215,009
CoStar Group, Inc.(1)	1,062	200,176

		415,185
IT Services – 8.4%
Amdocs Ltd.	4,411	256,941
Broadridge Financial Solutions, Inc.	2,523	167,275
Fidelity National Information Services, Inc.	1,249	94,474
Gartner, Inc.(1)	881	89,043
Global Payments, Inc.	1,667	115,706
Jack Henry & Associates, Inc.	1,555	138,053
WEX, Inc.(1)	2,268	253,109

		1,114,601

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2016	Shares	Value
Leisure Products – 0.5%
Polaris Industries, Inc.	749	$61,710

		61,710
Life Sciences Tools & Services – 4.9%
PerkinElmer, Inc.	4,770	248,755
Quintiles IMS Holdings, Inc.(1)	3,138	238,645
Waters Corp.(1)	1,241	166,778

		654,178
Machinery – 1.1%
The Middleby Corp.(1)	709	91,326
Wabtec Corp.	688	57,118

		148,444
Media – 1.0%
Omnicom Group, Inc.	1,565	133,197

		133,197
Multiline Retail – 1.3%
Dollar General Corp.	1,536	113,772
Dollar Tree, Inc.(1)	717	55,338

		169,110
Oil, Gas & Consumable Fuels – 0.8%
World Fuel Services Corp.	2,451	112,525

		112,525
Professional Services – 2.7%
IHS Markit Ltd.(1)	3,055	108,178
Verisk Analytics, Inc.(1)	3,149	255,604

		363,782
Road & Rail – 1.7%
Canadian Pacific Railway Ltd.	681	97,226
Old Dominion Freight Line, Inc.(1)	1,463	125,511

		222,737
Semiconductors & Semiconductor Equipment – 6.4%
KLA-Tencor Corp.	2,574	202,522
Lam Research Corp.	1,297	137,132
Microchip Technology, Inc.	2,114	135,613
ON Semiconductor Corp.(1)	10,301	131,441
Xilinx, Inc.	3,965	239,367

		846,075
Software – 7.9%
Atlassian Corp. PLC, Class A(1)	6,123	147,442
Cadence Design Systems, Inc.(1)	7,178	181,029
Constellation Software, Inc. (Canada)	459	208,577
Intuit, Inc.	1,258	144,179
Nice Ltd., ADR	2,507	172,381
SS&C Technologies Holdings, Inc.	6,752	193,107

		1,046,715
Specialty Retail – 1.1%
Tractor Supply Co.	715	54,204
Williams-Sonoma, Inc.	1,788	86,521

		140,725

December 31, 2016	Shares	Value
Textiles, Apparel & Luxury Goods – 2.7%
Carter’s, Inc.	1,042	$90,018
Gildan Activewear, Inc.	8,313	210,901
Wolverine World Wide, Inc.	2,729	59,902

		360,821
Total Common Stocks (Cost $12,410,773)		12,420,869

	Principal Amount	Value
Short–Term Investment – 8.8%
Repurchase Agreements – 8.8%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $1,168,004, due 1/3/2017(2)	$1,168,000	1,168,000
Total Repurchase Agreements (Cost $1,168,000)		1,168,000
Total Investments – 102.4% (Cost $13,578,773)		13,588,869
Liabilities in excess of other assets – (2.4)%		(317,140)
Total Net Assets – 100.0%		$13,271,729

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$1,110,000	$1,195,729

Legend:

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$12,352,359	$68,510	*	$—	$12,420,869
Repurchase Agreements	—	1,168,000		—	1,168,000
Total	$12,352,359	$1,236,510		$—	$13,588,869

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$13,588,869
Cash	419
Receivable for fund shares subscribed	36,551
Reimbursement receivable from adviser	20,877
Receivable for investments sold	6,517
Dividends/interest receivable	4,516
Prepaid expenses	10,817

Total Assets	13,668,566

Liabilities
Payable for investments purchased	353,666
Accrued audit fees	20,000
Investment advisory fees payable	8,576
Distribution fees payable	2,680
Accrued expenses and other liabilities	11,915

Total Liabilities	396,837

Total Net Assets	$13,271,729

Net Assets Consist of:
Paid-in capital	$13,260,913
Accumulated net investment income/(loss)	5,140
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(4,418)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	10,094

Total Net Assets	$13,271,729

Investments, at Cost	$13,578,773

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,328,251
Net Asset Value Per Share	$9.99

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$45,229
Interest	663
Withholding taxes on foreign dividends	(490)

Total Investment Income	45,402

Expenses
Investment advisory fees	29,551
Professional fees	32,969
Trustees’ fees	30,069
Transfer agent fees	9,249
Distribution fees	9,235
Custodian and accounting fees	3,497
Shareholder reports	1,000
Administrative fees	369
Other expenses	5,495

Total Expenses	121,434

Less: Fees waived	(81,172)

Total Expenses, Net	40,262

Net Investment Income/(Loss)	5,140

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	(4,506)
Net realized gain/(loss) from foreign currency transactions	88
Net change in unrealized appreciation/(depreciation) on investments	10,096
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(2)

Net Gain on Investments and Foreign Currency Transactions	5,676

Net Increase in Net Assets Resulting From Operations	$10,816

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$5,140
Net realized gain/(loss) from investments and foreign currency transactions	(4,418)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	10,094

Net Increase in Net Assets Resulting from Operations	10,816

Capital Share Transactions
Proceeds from sales of shares	13,260,913

Net Increase in Net Assets Resulting from Capital Share Transactions	13,260,913

Net Increase in Net Assets	13,271,729

Net Assets
Beginning of period	—

End of period	$13,271,729

Accumulated Net Investment Income Included in Net Assets	$5,140

Other Information:
Shares
Sold	1,328,251

Net Increase	1,328,251

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return[4,5]
Period Ended 12/31/16[1]	$10.00	$0.00[3]	$(0.01)	$(0.01)	$9.99	(0.10)%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4,6]	Gross Ratio of Expenses to Average Net Assets[4]	Net Ratio of Net Investment Income to Average Net Assets[4,6]	Gross Ratio of Net Investment Loss to Average Net Assets[4]	Portfolio Turnover Rate[4]
$13,272	1.09%	2.93%	0.14%	(1.70)%	5%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Rounds to $0.00 per share.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[5]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[6]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% up to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $81,172.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $81,172.

Park Avenue has entered into a Sub-Advisory Agreement with Janus Capital Management LLC (“Janus Capital”). Janus Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $9,235 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $12,928,624 and $513,345, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Mid Cap Traditional Growth VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Subadvisers (or their respective affiliates) from their relationships with the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the

Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar,

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance

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SUPPLEMENTAL INFORMATION (UNAUDITED)

companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (”SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8177

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Mid Cap Relative Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY BY WELLS CAPITAL MANAGEMENT INCORPORATED, SUB-ADVISER

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned 8.10%, outperforming its benchmark, the Russell Midcap® Value Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s outperformance relative to the Index was primarily due to security selection in the energy and consumer discretionary sectors, as well as an underweight to the real estate sector. The Fund’s lack of exposure to banks was the largest detractor to relative performance.

•	The Index delivered a return of 5.96% for period. This advance was largely led by the financials, energy and information technology sectors.

Market Overview

During the months of September and October 2016 the equity market and mid-cap value stocks pulled back from the sharp second quarter rally due to perceived concerns over tepid earnings growth, potential interest rate increases and uncertainty surrounding the November U.S. elections. However, stocks were propelled sharply higher in November as investors assessed improving economic data and the results of the U.S. national elections, which brought hope for a more pro-growth administration and economic reflation. Specifically, investors expressed their expectation for the new administration and Congress to deliver on promises of decreased regulation, lower corporate tax rates, higher interest rates and a large economic stimulus.

The Index achieved another all-time high in early December and ultimately ended the four-month period up 5.96%. The Index was primarily led by companies that investors seem to believe will benefit from potentially higher interest rates, an improving U.S. economy, lower corporate taxes, less regulation and infrastructure stimulus. The financials sector led the Index as several of these expectations have a meaningful and direct impact throughout the banking and insurance industries.

Portfolio Review

The Fund’s relative performance benefited from a large underweight relative to the Index to the real estate and utilities sectors. We did not believe that the reward-to-risk ratios were favorable in those sectors given the risk of higher rates impacting valuations and the timing of the real estate cycle. Our reward-to-risk valuation process indicated that most utilities and REITs were fully valued, and we found what we considered to be better opportunities for the level of risk being taken in other areas of the market. We seek companies that we believe have clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value.

Stock selection in the financials, energy and consumer discretionary sectors contributed to outperformance during the period. The Fund’s lack of exposure to banks was the largest detractor to relative performance.

Outlook

In 2017, we believe the U.S. equity market and mid-cap value stocks may experience some increased volatility, due to the pace of interest rate increases versus expectations, and the Trump administration’s ability to deliver on investor expectations with respect to corporate tax reform, deregulation and an impactful economic stimulus. Although we monitor how these policy events may impact potential holdings, and our financial models seek to capture the sensitivity of each company’s future free cash flows to many of these factors, our process is not designed to bet on these macro events or assumptions. Rather, we focus on finding companies that we believe can use their financial flexibility to create long-term shareholder value and deliver sustainable free cash flow.

1	The Russell Midcap® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Our disciplined reward-to-risk valuation process assists us in navigating these types of volatile markets. This process is designed to remove emotions and biases from our decision making as we seek to provide strong risk-adjusted relative returns. During periods in which investor expectations appear to be dependent on the federal government’s ability to deliver on investor expectations, we will rely on our disciplined process to guide us as we seek to take advantage of any perceived market inefficiencies.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 14,921,166

Sector Allocation[1] As of December 31, 2016

Top Ten Holdings[2] As of December 31, 2016

Holding	% of Total Net Assets
Harris Corp.	2.85%
Republic Services, Inc.	2.78%
TreeHouse Foods, Inc.	2.76%
Fidelity National Information Services, Inc.	2.63%
Molson Coors Brewing Co., Class B	2.38%
Brown & Brown, Inc.	2.34%
Loews Corp.	2.31%
Ameren Corp.	2.23%
Kohl’s Corp.	2.17%
American Electric Power Co., Inc.	2.09%
Total	24.54%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	—	—	—	8.10%
Russell Midcap® Value Index		—	—	—	5.96%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$1,081.00	$3.78	1.09%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,019.66	$5.53	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 92.4%
Aerospace & Defense – 3.0%
Raytheon Co.	1,987	$282,154
Rockwell Collins, Inc.	1,787	165,762

		447,916
Banks – 4.2%
PacWest Bancorp	4,816	262,183
Regions Financial Corp.	16,708	239,927
Zions Bancorporation	2,833	121,932

		624,042
Beverages – 2.4%
Molson Coors Brewing Co., Class B	3,642	354,403

		354,403
Capital Markets – 1.9%
Northern Trust Corp.	3,149	280,419

		280,419
Chemicals – 2.1%
CF Industries Holdings, Inc.	3,087	97,179
International Flavors & Fragrances, Inc.	1,835	216,218

		313,397
Commercial Services & Supplies – 5.0%
Pitney Bowes, Inc.	10,583	160,756
Republic Services, Inc.	7,281	415,381
Stericycle, Inc.(1)	2,234	172,107

		748,244
Communications Equipment – 4.9%
ARRIS International PLC(1)	10,178	306,663
Harris Corp.	4,153	425,558

		732,221
Construction & Engineering – 0.4%
Jacobs Engineering Group, Inc.(1)	1,054	60,078

		60,078
Construction Materials – 2.0%
Eagle Materials, Inc.	3,017	297,265

		297,265
Consumer Finance – 1.6%
Ally Financial, Inc.	12,362	235,125

		235,125
Containers & Packaging – 3.1%
International Paper Co.	3,409	180,882
Packaging Corp. of America	3,427	290,678

		471,560
Electric Utilities – 2.1%
American Electric Power Co., Inc.	4,947	311,463

		311,463
Energy Equipment & Services – 4.9%
Baker Hughes, Inc.	3,819	248,120
National Oilwell Varco, Inc.	5,707	213,670
Patterson-UTI Energy, Inc.	9,793	263,628

		725,418

December 31, 2016	Shares	Value
Equity Real Estate – 1.7%
American Campus Communities, Inc.	5,265	$262,039

		262,039
Food Products – 4.8%
Pinnacle Foods, Inc.	3,168	169,330
The Hain Celestial Group, Inc.(1)	3,444	134,419
TreeHouse Foods, Inc.(1)	5,713	412,421

		716,170
Health Care Equipment & Supplies – 1.2%
STERIS PLC	2,642	178,044

		178,044
Health Care Providers & Services – 4.3%
Humana, Inc.	1,376	280,745
Molina Healthcare, Inc.(1)	2,394	129,899
Patterson Cos., Inc.	5,561	228,168

		638,812
Hotels, Restaurants & Leisure – 1.3%
The Wendy’s Co.	14,141	191,186

		191,186
Household Durables – 1.2%
Harman International Industries, Inc.	1,615	179,523

		179,523
Insurance – 12.0%
Arch Capital Group Ltd.(1)	1,779	153,510
Brown & Brown, Inc.	7,768	348,473
FNF Group	6,763	229,672
Loews Corp.	7,376	345,418
ProAssurance Corp.	1,155	64,911
The Allstate Corp.	3,935	291,662
Validus Holdings Ltd.	1,947	107,104
Willis Towers Watson PLC	2,076	253,853

		1,794,603
IT Services – 7.4%
Amdocs Ltd.	4,438	258,513
DST Systems, Inc.	1,906	204,228
Fidelity National Information Services, Inc.	5,187	392,345
Leidos Holdings, Inc.	4,928	252,018

		1,107,104
Machinery – 1.4%
Deere & Co.	653	67,285
Flowserve Corp.	3,035	145,832

		213,117
Marine – 0.9%
Kirby Corp.(1)	2,122	141,113

		141,113
Multi-Utilities – 2.2%
Ameren Corp.	6,340	332,597

		332,597

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2016	Shares	Value
Multiline Retail – 2.2%
Kohl’s Corp.	6,547	$323,291

		323,291
Oil, Gas & Consumable Fuels – 4.5%
Anadarko Petroleum Corp.	3,074	214,350
Cimarex Energy Co.	1,398	189,988
Hess Corp.	4,212	262,366

		666,704
Real Estate Management & Development – 1.9%
CBRE Group, Inc., Class A(1)	8,916	280,765

		280,765
Road & Rail – 2.6%
Kansas City Southern	2,996	254,211
Ryder System, Inc.	1,899	141,361

		395,572
Specialty Retail – 1.7%
Foot Locker, Inc.	1,420	100,664
Signet Jewelers Ltd.	1,598	150,627

		251,291
Technology Hardware, Storage & Peripherals – 1.1%
Western Digital Corp.	2,345	159,343

		159,343
Transportation Infrastructure – 0.5%
Macquarie Infrastructure Corp.	866	70,752

		70,752
Water Utilities – 1.9%
American Water Works Co., Inc.	4,003	289,657

		289,657
Total Common Stocks (Cost $12,950,178)		13,793,234

December 31, 2016	Principal Amount	Value
Short–Term Investment – 7.5%
Repurchase Agreements – 7.5%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $1,118,004, due 1/3/2017(2)	$1,118,000	$1,118,000
Total Repurchase Agreements (Cost $1,118,000)		1,118,000
Total Investments – 99.9% (Cost $14,068,178)		14,911,234
Assets in excess of other liabilities – 0.1%		9,932
Total Net Assets – 100.0%		$14,921,166

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$1,060,000	$1,141,867

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$13,793,234	$—	$—	$13,793,234
Repurchase Agreements	—	1,118,000	—	1,118,000
Total	$13,793,234	$1,118,000	$—	$14,911,234

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$14,911,234
Cash	32
Receivable for investments sold	196,946
Receivable for fund shares subscribed	43,859
Dividends/interest receivable	21,747
Reimbursement receivable from adviser	20,857
Prepaid expenses	10,819

Total Assets	15,205,494

Liabilities
Payable for investments purchased	239,611
Accrued audit fees	20,000
Investment advisory fees payable	8,582
Distribution fees payable	2,980
Accrued expenses and other liabilities	13,155

Total Liabilities	284,328

Total Net Assets	$14,921,166

Net Assets Consist of:
Paid-in capital	$13,954,743
Accumulated net investment income/(loss)	36,443
Accumulated net realized gain/(loss) from investments	86,924
Net unrealized appreciation/(depreciation) on investments	843,056

Total Net Assets	$14,921,166

Investments, at Cost	$14,068,178

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,380,247
Net Asset Value Per Share	$10.81

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$78,380
Interest	645

Total Investment Income	79,025

Expenses
Investment advisory fees	28,128
Professional fees	33,648
Trustees’ fees	31,389
Distribution fees	9,767
Transfer agent fees	9,254
Custodian and accounting fees	3,504
Shareholder reports	1,000
Administrative fees	391
Other expenses	5,515

Total Expenses	122,596

Less: Fees waived	(80,014)

Total Expenses, Net	42,582

Net Investment Income/(Loss)	36,443

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	86,924
Net change in unrealized appreciation/(depreciation) on investments	843,056

Net Gain on Investments	929,980

Net Increase in Net Assets Resulting From Operations	$966,423

[1]	Commenced operations on September 1, 2016.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$36,443
Net realized gain/(loss) from investments	86,924
Net change in unrealized appreciation/(depreciation) on investments	843,056

Net Increase in Net Assets Resulting from Operations	966,423

Capital Share Transactions
Proceeds from sales of shares	13,954,743

Net Increase in Net Assets Resulting from Capital Share Transactions	13,954,743

Net Increase in Net Assets	14,921,166

Net Assets
Beginning of period	—

End of period	$14,921,166

Accumulated Net Investment Income Included in Net Assets	$36,443

Other Information:
Shares
Sold	1,380,247

Net Increase	1,380,247

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.03	$0.78	$0.81	$10.81	8.10%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$14,921	1.09%	2.80%	0.93%	(0.76)%	14%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% up to $300 million, 0.62% up to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $80,014.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $80,014.

Park Avenue has entered into a Sub-Advisory Agreement with Wells Capital Management Incorporated (“Wells Capital”). Wells Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $9,767 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $14,497,058 and $1,633,805, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Mid Cap Relative Value VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Mid Cap Relative Value VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8176

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian International Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY BY J.P. MORGAN INVESTMENT MANAGEMENT, INC., SUB-ADVISER

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned -3.80%, outperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s outperformance relative to the Index was primarily due to security selection, especially in the consumer discretionary, information technology and health-care sectors. Stock selection in telecommunication services sector was the largest detractor from the Fund’s relative performance.

•	The Index delivered a return of -4.12% for the period. This decline was largely due to a sell-off in consumer staples, health care and telecommunication services.

Market Overview

Markets faltered during the early part of the period as increasing bond yields came to the forefront of investors’ minds, despite taking place slowly. Concerns grew over the impact of rising borrowing costs and implications for the level of multiples investors would be willing to pay for companies. Regulatory and financial problems at Deutsche Bank, and the possible contagion effects on the rest of the European banking sector, also contributed to market anxieties, especially after the German government indicated it would not provide state aid for Deutsche Bank. Global data releases, however, were largely positive and the rotation into cyclical regions and sectors continued.

Developed market equities were broadly higher in the fourth quarter, fueled by generally favorable economic and corporate earnings data from the U.S.

and Europe, a recovery in commodity prices, robust corporate deal activity, the election of Donald Trump, higher bond yields, and indications that the European Central Bank and the Bank of Japan would maintain accommodative monetary policies. In contrast, emerging markets did not fare as well overall. A stronger U.S. dollar and uncertainties over how U.S. President Trump’s policies might affect trade, combined with country-specific developments, weighed on the emerging markets asset class.

Reflecting improved investor sentiment, cyclical stocks outperformed more defensive names. The energy sector was strong as oil prices jumped in the wake of an agreement among oil producers to curtail supplies. Financials also did well as banks and insurers responded positively to higher bond yields and the possibility that a Trump administration might ease regulations.

For U.S.-based investors, however, gains were eroded by currency movements, as the prospect of higher interest rates and stronger growth in the U.S. caused the U.S. dollar to appreciate relative to most major foreign currencies.

Portfolio Review

In a challenging period for international equities, the Fund’s relative outperformance was driven primarily by stock selection. The Fund’s lack of exposure to more defensive areas of the market like consumer staples also helped the Fund’s relative performance.

Throughout the period, we maintained a preference for more cyclical sectors, such as information technology and consumer discretionary, where we found individual stocks with attractive valuations and strong earnings growth on a forward-looking basis. In the fourth quarter, we modestly increased the Fund’s positions in health-care stocks.

1	MSCI® EAFE® Growth Index (the “Index”), which is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. “(Gross)” Index results assume the reinvestment of dividends paid on the stocks constituting the Index without any deduction of withholding taxes. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Outlook

The political surprises this year in the U.S. and Europe have given governments a clear mandate to reflate their economies and address inequality. Investors are now expecting significant fiscal stimulus and a continued move away from reliance on monetary policy to reinvigorate economic growth and inflation. We believe that renewed fiscal stimulus should benefit equity markets globally, with a direct effect on some cyclical sectors, and a more general effect through higher economic growth and improved business and consumer confidence. In our opinion, expectations for the number of interest rate hikes by the U.S. Federal Reserve in 2017 have increased. However, we believe that this need not be a headwind for equity markets if they are accompanied by continued economic growth and a strong labor market. This comes at a time when global economic growth is running at stronger rates than at any time since 2010, and analysts’ expectations for company earnings are improving.

The current backdrop has provided a powerful catalyst for investors to refocus on the historically high levels of dispersion in company valuations across sectors and regions globally. We believe this is very positive for active management and we continue to focus on identifying attractively valued companies with the right business model and management quality, with the potential to outperform their peers. This positive backdrop is not without its risks, however. Political uncertainty is expected to continue in 2017, with a number of important elections in Europe, the start of negotiations related to Brexit (the U.K.’s decision to leave the European Union) and uncertainty over the impact of Trump’s policies on U.S. economic and foreign policy.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $10,980,329

Geographic Region Allocation[2] As of December 31, 2016

Sector Allocation[1] As of December 31, 2016

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[2] As of December 31, 2016

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	3.73%
Unilever PLC	United Kingdom	3.27%
British American Tobacco PLC	United Kingdom	3.13%
Anheuser-Busch InBev S.A.	Belgium	2.81%
SAP SE	Germany	2.74%
Bayer AG (Reg S)	Germany	2.71%
Novo Nordisk A/S, Class B	Denmark	2.50%
AIA Group Ltd.	Hong Kong	2.40%
Prudential PLC	United Kingdom	2.38%
Vodafone Group PLC	United Kingdom	2.17%
Total		27.84%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian International Growth VIP Fund	9/1/2016	—	—	—	-3.80%
MSCI® EAFE® Growth Index		—	—	—	-4.12%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$962.00	$3.99	1.22%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,019.00	$6.19	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 96.9%
Belgium – 2.8%
Anheuser-Busch InBev S.A.	2,922	$308,584

		308,584
Cayman Islands – 2.5%
Baidu, Inc., ADR(1)	877	144,187
Sands China Ltd.	29,200	125,583

		269,770
Denmark – 2.5%
Novo Nordisk A/S, Class B	7,633	274,174

		274,174
Finland – 1.4%
Wartsila OYJ Abp	3,426	153,888

		153,888
France – 2.8%
Accor S.A.	3,102	115,646
Safran S.A.	2,675	192,593

		308,239
Germany – 12.3%
Bayer AG (Reg S)	2,858	298,164
Continental AG	963	187,462
Fresenius SE & Co. KGaA	2,688	209,971
Henkel AG & Co. KGaA	1,608	191,764
SAP SE	3,445	301,076
Zalando SE(1)(2)	4,301	164,294

		1,352,731
Hong Kong – 2.4%
AIA Group Ltd.	47,000	263,024

		263,024
Ireland – 1.2%
Ryanair Holdings PLC, ADR(1)	1,580	131,551

		131,551
Israel – 1.3%
Teva Pharmaceutical Industries Ltd., ADR	4,025	145,906

		145,906
Japan – 17.8%
FANUC Corp.	900	152,191
KDDI Corp.	6,600	166,636
Keyence Corp.	300	205,554
Komatsu Ltd.	5,400	121,884
Kubota Corp.	10,700	152,322
Makita Corp.	1,900	127,100
Nitori Holdings Co. Ltd.	1,200	137,129
Nitto Denko Corp.	2,100	160,795
ORIX Corp.	9,300	144,081
Shimano, Inc.	1,100	172,175
Shiseido Co. Ltd.	6,300	159,153
Sugi Holdings Co. Ltd.	2,700	127,941
Tokyo Electron Ltd.	1,400	131,990

		1,958,951

December 31, 2016	Shares	Value
Netherlands – 7.1%
Akzo Nobel N.V.	2,791	$174,302
Altice N.V., Class A(1)	9,738	192,619
ASML Holding N.V.	1,839	206,048
RELX N.V.	12,595	211,715

		784,684
Norway – 1.2%
Telenor ASA	8,687	129,520

		129,520
Republic of Korea – 1.2%
Samsung Electronics Co. Ltd., GDR	178	132,966

		132,966
South Africa – 1.2%
Naspers Ltd., Class N	906	132,009

		132,009
Spain – 1.3%
Grifols S.A., ADR	8,997	144,582

		144,582
Sweden – 1.8%
Atlas Copco AB, Class A	6,495	197,432

		197,432
Switzerland – 10.4%
Actelion Ltd. (Reg S)(1)	767	165,785
Cie Financiere Richemont S.A. (Reg S)	3,249	215,122
LafargeHolcim Ltd. (Reg S)(1)	3,560	187,009
Roche Holding AG	1,798	409,680
UBS Group AG (Reg S)	10,289	161,074

		1,138,670
Taiwan – 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,836	110,285

		110,285
United Kingdom – 24.7%
Booker Group PLC	58,666	126,567
British American Tobacco PLC	6,046	343,285
Burberry Group PLC	8,933	164,659
Intertek Group PLC	4,109	175,309
Meggitt PLC	22,998	129,873
Persimmon PLC	5,737	125,187
Prudential PLC	13,117	261,634
Reckitt Benckiser Group PLC	2,773	234,414
Shire PLC	3,847	217,995
Unilever PLC	8,873	358,914
Vodafone Group PLC	97,078	238,761
Worldpay Group PLC(2)	46,921	155,608
WPP PLC	7,788	174,106

		2,706,312
Total Common Stocks (Cost $11,032,180)		10,643,278

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2016	Principal Amount	Value
Short–Term Investment – 4.8%
Repurchase Agreements – 4.8%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $529,002, due 1/3/2017(3)	$529,000	$529,000
Total Repurchase Agreements (Cost $529,000)		529,000
Total Investments – 101.7% (Cost $11,561,180)		11,172,278
Liabilities in excess of other assets – (1.7)%		(191,949)
Total Net Assets – 100.0%		$10,980,329

(1)	Non-income-producing security.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2016, the aggregate market value of these securities amounted to $319,902, representing 2.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$505,000	$544,003

Legend:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Belgium	$—	$308,584	*	$—	$308,584
Cayman Islands	144,187	125,583	*	—	269,770
Denmark	—	274,174	*	—	274,174
Finland	—	153,888	*	—	153,888
France	—	308,239	*	—	308,239
Germany	—	1,352,731	*	—	1,352,731
Hong Kong	—	263,024	*	—	263,024
Ireland	131,551	—		—	131,551
Israel	145,906	—		—	145,906
Japan	—	1,958,951	*	—	1,958,951
Netherlands	—	784,684	*	—	784,684
Norway	—	129,520	*	—	129,520
Republic of Korea	132,966	—		—	132,966
South Africa	—	132,009	*	—	132,009
Spain	144,582	—		—	144,582
Sweden	—	197,432	*	—	197,432
Switzerland	—	1,138,670	*	—	1,138,670
Taiwan	110,285	—		—	110,285
United Kingdom	—	2,706,312	*	—	2,706,312
Repurchase Agreements	—	529,000		—	529,000
Total	$809,477	$10,362,801		$—	$11,172,278

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$11,172,278
Cash	178
Reimbursement receivable from adviser	21,154
Receivable for fund shares subscribed	14,618
Dividends/interest receivable	5,542
Foreign tax reclaims receivable	2,168
Prepaid expenses	10,819

Total Assets	11,226,757

Liabilities
Payable for investments purchased	196,535
Accrued audit fees	25,000
Accrued transfer agent fees	8,640
Investment advisory fees payable	7,161
Distribution fees payable	2,238
Accrued expenses and other liabilities	6,854

Total Liabilities	246,428

Total Net Assets	$10,980,329

Net Assets Consist of:
Paid-in capital	$11,364,408
Accumulated net investment income/(loss)	(1,940)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	7,321
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(389,460)

Total Net Assets	$10,980,329

Investments, at Cost	$11,561,180

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,141,661
Net Asset Value Per Share	$9.62

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$44,556
Interest	207
Withholding taxes on foreign dividends	(5,145)

Total Investment Income	39,618

Expenses
Investment advisory fees	27,251
Professional fees	37,068
Trustees’ fees	27,844
Transfer agent fees	9,256
Custodian and accounting fees	9,097
Distribution fees	8,516
Shareholder reports	1,000
Administrative fees	341
Other expenses	5,468

Total Expenses	125,841

Less: Fees waived	(84,283)

Total Expenses, Net	41,558

Net Investment Income/(Loss)	(1,940)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	11,199
Net realized gain/(loss) from foreign currency transactions	(3,878)
Net change in unrealized appreciation/(depreciation) on investments	(388,902)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(558)

Net Loss on Investments and Foreign Currency Transactions	(382,139)

Net Decrease in Net Assets Resulting From Operations	$(384,079)

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$(1,940)
Net realized gain/(loss) from investments and foreign currency transactions	7,321
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(389,460)

Net Decrease in Net Assets Resulting from Operations	(384,079)

Capital Share Transactions
Proceeds from sales of shares	11,364,408

Net Increase in Net Assets Resulting from Capital Share Transactions	11,364,408

Net Increase in Net Assets	10,980,329

Net Assets
Beginning of period	—

End of period	$10,980,329

Accumulated Net Investment Loss Included in Net Assets	$(1,940)

Other Information:
Shares
Sold	1,141,661

Net Increase	1,141,661

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss[2]	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return[4,5]
Period Ended 12/31/16[1]	$10.00	$(0.00)[3]	$(0.38)	$(0.38)	$9.62	(3.80)%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4,6]	Gross Ratio of Expenses to Average Net Assets[4]	Net Ratio of Net Investment Loss to Average Net Assets[4,6]	Gross Ratio of Net Investment Loss to Average Net Assets[4]	Portfolio Turnover Rate[4]
$10,980	1.22%	3.20%	(0.06)%	(2.04)%	8%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Rounds to $(0.00) per share.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[5]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[6]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.22% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $84,283.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $84,283.

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $8,516 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $11,828,664 and $807,682, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate or the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian International Growth VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian International Growth VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8171

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian International Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL VALUE VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF LAZARD ASSET MANAGEMENT LLC, SUB-ADVISER

Highlights

•	Guardian International Value VIP Fund (the “Fund”) returned -3.70%, underperforming its benchmark, the MSCI® EAFE® Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s underperformance relative to the Index was primarily due to security selection, especially in the financials sector.

•	The Index delivered a return of 0.51% for the period.

Market Overview

The four-month period ended December 31, 2016 was a continuation of the lower quality, risk-on trend (investors move to higher yielding investments due to perceived low financial risk) that began earlier in the third quarter. Market leadership was driven by stocks with lower financial productivity (as measured by return on equity), outperforming stocks with higher financial productivity. This dynamic was most pronounced in continental Europe and Japan. In this environment, international equities rose strongly in local currencies, although in U.S. dollar terms this was offset by the strength of the currency.

Market sentiment received another boost in November with the election of Donald Trump as U.S. President. Investors seemed to focus on the potentially stimulative impact of his policies on growth, including lower taxes, less regulation, and higher infrastructure spending while downplaying (or even ignoring) Trump’s previous statements on trade, immigration, and foreign policy. This outcome accelerated the market rotation into stocks perceived to benefit from rising inflation, rising interest rates, and possibly rising growth.

In this environment financial and commodity stocks rallied strongly. Elsewhere, more defensive sectors such as consumer staples, health care, telecom, and utilities fell in absolute terms. The strengthening dollar put pressure on emerging market stocks.

Portfolio Review

During the period, in an environment that extended the strong rotation into cyclicals and the low-quality rally that began earlier in the third quarter, the Fund lagged the Index. Much of the underperformance was due to the rally in stocks with negative to low financial productivity that occurred while stocks with higher financial productivity lagged. As we focused on companies with sustainably high, or improving, financial productivity, we were not exposed to some of the best performing stocks within the Index. Furthermore, some of our holdings, despite consistent fundamentals, were negatively impacted by the strong sector rotation.

The most significant source of underperformance was the Fund’s positioning in the financials sector. The Fund was negatively impacted by the opportunity cost of not owning less financially productive stocks in the financials sector. These stocks rallied on the anticipation of earnings improvement, the probability of which we believe is less likely in Europe given the challenging regulatory, tax, and interest rate environment. Nevertheless, we remain underweight in the financials sector compared to the Index, given the numerous risks that we believe are still pervasive in the market.

Additionally, the Fund was negatively impacted by its positioning in the industrials sector, where the Fund remained overweight compared to the Index. The sector was generally led by stocks with lower financial productivity, and additionally, some of the Fund’s holdings in this sector underperformed due to the aforementioned rotation into less financially productive stocks, despite consistent fundamentals.

The Fund was also negatively impacted by its holdings of companies located in emerging markets. This was partly due to the negative impact stemming from U.S. dollar strength following the results of the U.S. election.

1	The MSCI® EAFE® Index (Europe, Australasia, and Far East) (the “Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. “(Gross)” Index results assume the reinvestment of dividends paid on the stocks constituting the Index without any deduction of withholding taxes. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL VALUE VIP FUND

In contrast, the Fund benefitted from stock selection in the real estate sector.

Outlook

We believe that the tightening labor markets in the U.S., and commodity price increases, spurred in large part by China’s return to debt-fueled investment growth, has driven rising inflation. These factors pressure profit margins and interest rates, both of which we believe are negative for profits and valuations. However, the broader market is now assuming that inflation and fiscal loosening will lead to a generalized pick-up in growth — good inflation — hence the rise in cyclical stocks. We believe that in the short term, rising interest rates could quickly drag down economic activity, as well as the ability of governments to loosen fiscally, given the very high and still rising levels of debt around the world. In emerging markets, much of the debt is in U.S. dollars, has been exacerbating the risk.

The response of the Fund’s management team to a period of weaker relative performance is to continue to focus on fundamental stock analysis. While risk control is important, we believe that stock selection is the key driver of potential returns. Given that the level of macroeconomic and political uncertainty is very high, we are working especially hard to identify investment ideas that we believe have a strong internal or structural dynamic not correlated to, or dependent upon, a certain external environment. At the same time, some of the higher-return companies in which we seek to invest have fallen sharply through the rotation period and we are starting to see signs of relative value again.

Overall, we plan to continue to focus on stock selection and seek stocks that we believe have sustainably high or improving returns while trading at what we believe to be attractive valuations.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies may involve risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $14,099,741

Geographic Region Allocation[2] As of December 31, 2016

Sector Allocation[1] As of December 31, 2016

3

GUARDIAN INTERNATIONAL VALUE VIP FUND

Top Ten Holdings[2] As of December 31, 2016

Holding	Country	% of Total Net Assets
Novartis AG (Reg S)	Switzerland	3.75%
Prudential PLC	United Kingdom	3.19%
British American Tobacco PLC	United Kingdom	2.77%
Royal Dutch Shell PLC, Class A	United Kingdom	2.75%
Anheuser-Busch InBev S.A.	Belgium	2.72%
Shire PLC	United Kingdom	2.60%
Daiwa House Industry Co. Ltd.	Japan	2.46%
Valeo S.A.	France	2.45%
SAP SE	Germany	2.37%
Sampo OYJ, Class A	Finland	2.32%
Total		27.38%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian International Value VIP Fund	9/1/2016	—	—	—	-3.70%
MSCI® EAFE® Index		—	—	—	0.51%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$963.00	$3.63	1.11%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,019.56	$5.63	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2016	Shares	Value
Common Stocks – 93.7%
Australia – 1.5%
Caltex Australia Ltd.	9,454	$207,560

		207,560
Belgium – 3.4%
Anheuser-Busch InBev S.A.	3,624	382,720
KBC Group N.V.	1,539	95,261

		477,981
Bermuda – 1.3%
Signet Jewelers Ltd.	1,985	187,106

		187,106
Brazil – 1.1%
BB Seguridade Participacoes S.A.	17,408	150,690

		150,690
Canada – 5.7%
Canadian National Railway Co.	2,615	175,989
MacDonald Dettwiler & Associates Ltd.	1,925	95,902
National Bank of Canada	6,295	255,663
Suncor Energy, Inc.	8,540	279,229

		806,783
Denmark – 1.1%
Carlsberg A/S, Class B	1,777	153,357

		153,357
Finland – 2.3%
Sampo OYJ, Class A	7,313	327,017

		327,017
France – 9.5%
Air Liquide S.A.	2,154	239,122
Capgemini S.A.	3,172	267,519
Cie Generale des Etablissements Michelin	1,814	201,769
Valeo S.A.	6,011	345,389
Vinci S.A.	4,109	279,491

		1,333,290
Germany – 2.4%
SAP SE	3,822	334,024

		334,024
Ireland – 2.2%
James Hardie Industries PLC	9,696	153,527
Ryanair Holdings PLC, ADR(1)	1,863	155,114

		308,641
Israel – 1.8%
Teva Pharmaceutical Industries Ltd., ADR	6,974	252,807

		252,807
Italy – 0.8%
Azimut Holding S.p.A.	6,413	106,813

		106,813
Japan – 17.6%
ABC-Mart, Inc.	2,500	141,421
Daiwa House Industry Co. Ltd.	12,720	346,996

December 31, 2016	Shares	Value
Japan (continued)
Don Quijote Holdings Co. Ltd.	8,600	$317,704
Hoshizaki Corp.	200	15,810
Isuzu Motors Ltd.	18,000	227,236
Japan Tobacco, Inc.	5,600	183,979
KDDI Corp.	7,400	186,835
Makita Corp.	3,000	200,685
Seven & i Holdings Co. Ltd.	5,900	224,531
Sony Corp.	10,900	302,923
Sumitomo Mitsui Financial Group, Inc.	6,500	246,415
United Arrows Ltd.	3,100	85,347

		2,479,882
Luxembourg – 0.6%
RTL Group	1,255	91,986

		91,986
Netherlands – 3.3%
Airbus Group SE	1,537	101,440
Koninklijke KPN N.V.	38,485	113,962
Wolters Kluwer N.V.	6,858	248,011

		463,413
Norway – 2.6%
Statoil ASA	9,651	175,854
Telenor ASA	12,444	185,535

		361,389
Philippines – 0.3%
Alliance Global Group, Inc.	164,100	42,188

		42,188
Spain – 0.9%
Red Electrica Corp. S.A.	6,957	131,184

		131,184
Sweden – 3.5%
Assa Abloy AB, Class B	14,436	267,788
Swedbank AB, Class A	9,370	226,466

		494,254
Switzerland – 3.7%
Novartis AG (Reg S)	7,274	529,101

		529,101
Taiwan – 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	10,802	310,557

		310,557
Turkey – 0.6%
Turkiye Garanti Bankasi A/S	39,774	85,986

		85,986
United Kingdom – 25.3%
Aon PLC	2,544	283,732
BHP Billiton PLC	19,957	315,541
British American Tobacco PLC	6,866	389,844
Diageo PLC	6,014	155,589
Direct Line Insurance Group PLC	21,705	98,438

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2016	Shares	Value
United Kingdom (continued)
Howden Joinery Group PLC	20,375	$95,873
Informa PLC	17,772	148,835
Provident Financial PLC	3,804	133,738
Prudential PLC	22,563	450,045
RELX PLC	14,449	256,962
Royal Dutch Shell PLC, Class A	14,069	387,667
Shire PLC	6,478	367,084
Unilever PLC	4,449	179,963
Wolseley PLC	5,084	310,603

		3,573,914
Total Common Stocks (Cost $13,537,115)		13,209,923

December 31, 2016	Principal Amount	Value
Short–Term Investment – 8.2%
Repurchase Agreements – 8.2%

Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $1,156,004, due 1/3/2017(2)	$1,156,000	$1,156,000
Total Repurchase Agreements (Cost $1,156,000)		1,156,000
Total Investments – 101.9% (Cost $14,693,115)		14,365,923
Liabilities in excess of other assets – (1.9)%		(266,182)
Total Net Assets – 100.0%		$14,099,741

(1)	Non-income-producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$1,095,000	$1,179,570

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$207,560	*	$—	$207,560
Belgium	—	477,981	*	—	477,981
Bermuda	187,106	—		—	187,106
Brazil	—	150,690	*	—	150,690
Canada	806,783	—		—	806,783
Denmark	—	153,357	*	—	153,357
Finland	—	327,017	*	—	327,017
France	—	1,333,290	*	—	1,333,290
Germany	—	334,024	*	—	334,024
Ireland	155,114	153,527	*	—	308,641
Israel	252,807	—		—	252,807
Italy	—	106,813	*	—	106,813
Japan	—	2,479,882	*	—	2,479,882
Luxembourg	—	91,986	*	—	91,986
Netherlands	—	463,413	*	—	463,413
Norway	—	361,389	*	—	361,389
Philippines	—	42,188	*	—	42,188
Spain	—	131,184	*	—	131,184
Sweden	—	494,254	*	—	494,254
Switzerland	—	529,101	*	—	529,101
Taiwan	310,557	—		—	310,557
Turkey	—	85,986	*	—	85,986
United Kingdom	283,732	3,290,182	*	—	3,573,914
Repurchase Agreements	—	1,156,000		—	1,156,000
Total	$1,996,099	$12,369,824		$—	$14,365,923

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$14,365,923
Cash	599
Foreign currency, at value	52,922
Receivable for fund shares subscribed	51,173
Reimbursement receivable from adviser	23,155
Due from custodian	16,800
Receivable for investments sold	10,389
Dividends/interest receivable	5,663
Foreign tax reclaims receivable	2,615
Prepaid expenses	10,819

Total Assets	14,540,058

Liabilities
Payable for investments purchased	388,074
Accrued audit fees	22,000
Investment advisory fees payable	8,807
Distribution fees payable	2,752
Accrued expenses and other liabilities	18,684

Total Liabilities	440,317

Total Net Assets	$14,099,741

Net Assets Consist of:
Paid-in capital	$14,475,794
Accumulated net investment income/(loss)	15,908
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(64,364)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(327,597)

Total Net Assets	$14,099,741

Investments, at Cost	$14,693,115

Foreign Currency, at Cost	$53,054

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,463,940
Net Asset Value Per Share	$9.63

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Dividends	$65,596
Interest	155
Withholding taxes on foreign dividends	(8,048)

Total Investment Income	57,703

Expenses
Investment advisory fees	30,122
Professional fees	35,193
Trustees’ fees	31,424
Distribution fees	9,413
Custodian and accounting fees	9,333
Transfer agent fees	9,265
Shareholder reports	1,000
Administrative fees	377
Other expenses	5,501

Total Expenses	131,628

Less: Fees waived	(89,833)

Total Expenses, Net	41,795

Net Investment Income/(Loss)	15,908

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	(64,705)
Net realized gain/(loss) from foreign currency transactions	341
Net change in unrealized appreciation/(depreciation) on investments	(327,192)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(405)

Net Loss on Investments and Foreign Currency Transactions	(391,961)

Net Decrease in Net Assets Resulting From Operations	$(376,053)

[1]	Commenced operations on September 1, 2016.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$15,908
Net realized gain/(loss) from investments and foreign currency transactions	(64,364)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(327,597)

Net Decrease in Net Assets Resulting from Operations	(376,053)

Capital Share Transactions
Proceeds from sales of shares	14,475,794

Net Increase in Net Assets Resulting from Capital Share Transactions	14,475,794

Net Increase in Net Assets	14,099,741

Net Assets
Beginning of period	—

End of period	$14,099,741

Accumulated Net Investment Income Included in Net Assets	$15,908

Other Information:
Shares
Sold	1,463,940

Net Increase	1,463,940

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.01	$(0.38)	$(0.37)	$9.63	(3.70)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$14,100	1.11%	3.11%	0.42%	(1.58)%	8%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian International Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2016, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Change in net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

g. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.11% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $89,833.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $89,833.

Park Avenue has entered into a Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”). Lazard is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $9,413 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $14,463,080 and $861,260, respectively, for the period ended December 31, 2016. During the period ended December 31, 2016, there were no purchases or sales of U.S. government securities.

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

the Guardian International Value VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian International Value VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8172

Guardian Variable

Products Trust

2016

Annual Report

All Data as of December 31, 2016

Guardian Core Plus Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2016. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our website at http://prospectuses.guardianlife.com/VPT.

FUND COMMENTARY OF LORD, ABBETT & CO. LLC, SUB-ADVISER

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned -2.70%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the four-month period ended December 31, 2016. The Fund’s outperformance relative to the Index was primarily due to security selection and an overweight to high yield corporate bonds and security selection within investment grade corporates.

•	The Index returned -3.03% for the period. This decline was largely due to a sell-off in interest rate sensitive products.

Market Overview

In 2016, the fixed income market saw record lows for the 10-year and 30-year Treasuries and higher levels of volatility. In addition, the year was shaped by three major events: Brexit (the U.K.’s decision to leave the European Union), the election of Donald Trump, and the Federal Open Market Committee’s (FOMC) decision to raise short-term interest rates by 0.25% to a range of 0.50-0.75% on December 14, 2016. From the record lows triggered by Brexit on July 8, 2016, to the presidential election on November 8, 2016, we witnessed interest rates move steadily higher; however, following the election, the Treasury market experienced a sharp sell-off. This sharp move in interest rates caused interest rate sensitive products to sell-off during the fourth quarter. Nonetheless, most areas of the U.S. fixed income market ended the year with positive performance, with credit-sensitive sectors performing best.

Portfolio Review

Security selection within the investment grade corporate sector compared to the Index was the largest contributor to relative performance during the period. More specifically, performance was driven by an overweight to ‘BBB’ rated2 securities. Within the investment grade credit spectrum, ‘BBB’ rated securities generated the highest returns. In addition, security selection and an overweight to high yield corporates compared to the Index also contributed to performance during the period. High yield corporates benefited from a continued search for yield and stabilizing energy prices.

Security selection within mortgage-backed securities (MBS) and an overweight to asset-backed securities (ABS) detracted from relative performance. We believe that the ABS sector, however, continues to offer an attractive risk/reward profile, liquidity, diversification, and lower interest rate sensitivity.

Outlook

We remain generally optimistic that the U.S. economy will continue to grow at a moderate pace given expectations for tax cuts, increased infrastructure spending, and deregulation. In our view, these market elements along with a tighter labor market should create the potential for inflationary pressures to build. We view credit-sensitive sectors of the market as representing attractive relative value, although we believe there is the potential for episodes of credit spread widening. Therefore, we believe it is prudent to maintain a higher credit quality bias in order to be well positioned for periods of potential volatility.

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is generally considered to be representative of U.S. bond market activity. The Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the Index, while there are expenses associated with the Fund.
[2]	Standard & Poor’s letter rating methodology. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://prospectuses.guardianlife.com/VPT or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at or near historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $24,887,583

Bond Sector Allocation[2] As of December 31, 2016

Bond Quality Allocation[1] As of December 31, 2016

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[2] As of December 31, 2016

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	2.625%	11/15/2020	13.08%
U.S. Treasury Notes	0.875%	10/15/2017	12.54%
FNMA	3.500%	1/1/2047	7.00%
U.S. Treasury Notes	1.750%	11/30/2021	6.50%
FNMA	3.000%	1/1/2047	4.85%
FNMA	4.000%	1/1/2047	4.48%
U.S. Treasury Notes	1.250%	11/15/2018	3.47%
U.S. Treasury Bond	2.250%	8/15/2046	2.89%
FNMA	3.000%	1/1/2032	2.68%
U.S. Treasury Notes	2.125%	8/15/2021	2.25%
Total			59.74%

1	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investment and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2016

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	—	—	—	-2.70%
Bloomberg Barclays U.S. Aggregate Bond Index		—	—	—	-3.03%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 (commencement of operations), to December 31, 2016. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16-12/31/16	Expense Ratio During Period 7/1/16-12/31/16
Based on Actual Return*	$1,000.00	$973.00	$2.66	0.81%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,021.06	$4.12	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 122/366 (to reflect the period from September 1, 2016 (commencement of operations) through December 31, 2016).
**	Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2016) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Agency Mortgage-Backed Securities – 22.4%
FHLMC
0.75% due 4/9/2018	$542,000	$540,000
0.875% due 3/7/2018	300,000	299,611
FNMA
3.00% due 1/1/2032(1)	650,000	667,012
3.00% due 1/1/2047(1)	1,215,000	1,206,998
3.50% due 1/1/2047(1)	1,700,000	1,742,367
4.00% due 1/1/2047(1)	1,060,000	1,114,387

Total Agency Mortgage-Backed Securities (Cost $5,570,195)		5,570,375
Asset-Backed Securities – 19.1%
Ally Master Owner Trust
2014-4 A2 1.43% due 6/17/2019	62,000	62,037
2014-5 A2 1.60% due 10/15/2019	22,000	22,034
2015-3 A 1.63% due 5/15/2020	41,000	40,950
American Express Credit Account Master Trust 2014-3 A 1.49% due 4/15/2020	100,000	100,227
AmeriCredit Automobile Receivables Trust
2014-1 B 1.68% due 7/8/2019	87,000	87,115
2014-1 C 2.15% due 3/9/2020	40,000	40,226
2016-4 A2A 1.34% due 4/8/2020	20,000	19,990
Ares XXXIII CLO Ltd. 2015-1A A1R 2.313% due 12/5/2025(2)(3)	250,000	249,875
Ascentium Equipment Receivables Trust
2016-2A A2 1.46% due 4/10/2019(2)	13,000	12,968
2016-2A A3 1.65% due 5/10/2022(2)	14,000	13,949
2016-2A B 2.50% due 9/12/2022(2)	9,000	8,954
Avis Budget Rental Car Funding AESOP LLC
2013-2A A 2.97% due 2/20/2020(2)	100,000	101,035
2014-1A A 2.46% due 7/20/2020(2)	100,000	99,759
BlueMountain CLO Ltd. 2014-4A A1R 2.232% due 11/30/2026(2)(3)	250,000	249,875
California Republic Auto Receivables Trust
2015-2 B 2.53% due 6/15/2021	87,000	86,219
2015-3 A4 2.13% due 5/17/2021	34,000	34,166
2015-4 A4 2.58% due 6/15/2021(2)	97,000	97,873

December 31, 2016	Principal Amount	Value
Asset-Backed Securities (continued)
2016-1 A2 1.50% due 12/17/2018	$105,917	$106,003
2016-1 A4 2.24% due 10/15/2021	57,000	57,304
2016-2 A4 1.83% due 12/15/2021	84,000	83,475
Capital One Multi-Asset Execution Trust 2016-A1 A1 1.154% due 2/15/2022(3)	83,000	83,337
CarMax Auto Owner Trust
2013-4 A3 0.80% due 7/16/2018	3,214	3,213
2015-2 A4 1.80% due 3/15/2021	40,000	39,992
2016-3 A4 1.60% due 1/18/2022	50,000	49,312
2016-4 A2 1.21% due 11/15/2019	17,000	16,966
2016-4 A3 1.40% due 8/15/2021	8,000	7,914
2016-4 A4 1.60% due 6/15/2022	10,000	9,820
Chrysler Capital Auto Receivables Trust
2014-BA D 3.44% due 8/16/2021(2)	17,000	17,213
2016-AA C 3.25% due 6/15/2022(2)	6,000	5,983
CNH Equipment Trust
2015-A A4 1.85% due 4/15/2021	65,000	65,218
2015-B A4 1.89% due 4/15/2022	45,000	45,075
2016-A A4 1.79% due 9/15/2021	115,000	114,125
Discover Card Execution Note Trust
2014-A5 A 1.39% due 4/15/2020	200,000	200,297
2016-A4 A4 1.39% due 3/15/2022	100,000	98,859
Drive Auto Receivables Trust
2015-AA B 2.28% due 6/17/2019(2)	61,044	61,130
2015-BA B 2.12% due 6/17/2019(2)	43,754	43,801
2015-BA C 2.76% due 7/15/2021(2)	117,000	117,745
2016-BA A3 1.67% due 7/15/2019(2)	47,000	47,039
2016-CA B 2.37% due 11/16/2020(2)	14,000	13,794
2016-CA C 3.02% due 11/15/2021(2)	37,000	36,671
2016-CA D 4.18% due 3/15/2024(2)	9,000	8,999
First Investors Auto Owner Trust 2016-2A A1 1.53% due 11/16/2020(2)	23,780	23,704

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Asset-Backed Securities (continued)
Ford Credit Auto Owner Trust
2014-C A3 1.06% due 5/15/2019	$89,886	$89,833
2016-C A2A 1.04% due 9/15/2019	35,000	34,925
2016-C B 1.73% due 3/15/2022	17,000	16,779
2016-C C 1.93% due 4/15/2023	10,000	9,828
Ford Credit Floorplan Master Owner Trust A 2016-1 A1 1.76% due 2/15/2021	99,000	98,743
Honda Auto Receivables Owner Trust
2014-4 A3 0.99% due 9/17/2018	24,323	24,305
2015-1 A3 1.05% due 10/15/2018	96,835	96,779
2016-4 A2 1.04% due 4/18/2019	34,000	33,919
Huntington Auto Trust 2016-1 A3 1.59% due 11/16/2020	44,000	43,938
Hyundai Auto Receivables Trust 2016-B C 2.19% due 11/15/2022	41,000	40,878
LCM XXII Ltd. 22A A1 2.336% due 10/20/2028(2)(3)	250,000	250,429
Leaf Receivables Funding 11 LLC 2016-1 A1 1.00% due 6/15/2017(2)	79,787	79,730
Mercedes-Benz Auto Receivables Trust
2015-1 A3 1.34% due 12/16/2019	135,000	134,957
2016-1 A2A 1.11% due 3/15/2019	65,000	64,983
NextGear Floorplan Master Owner Trust 2015-1A A 1.80% due 7/15/2019(2)	195,000	195,025
OSCAR U.S. Funding Trust V 2016-2A A2A 2.31% due 11/15/2019(2)	50,000	50,061
Santander Drive Auto Receivables Trust
2014-2 C 2.33% due 11/15/2019	87,000	87,435
2015-4 C 2.97% due 3/15/2021	29,000	29,278
2016-3 A2 1.34% due 11/15/2019	22,000	22,005
2016-3 B 1.89% due 6/15/2021	12,000	11,934
SunTrust Auto Receivables Trust 2015-1A A3 1.42% due 9/16/2019(2)	96,000	95,988

December 31, 2016	Principal Amount	Value
Asset-Backed Securities (continued)
Synchrony Credit Card Master Note Trust
2014-1 A 1.61% due 11/15/2020	$100,000	$100,188
2016-2 B 2.55% due 5/15/2024	101,000	102,799
TCF Auto Receivables Owner Trust
2016-1A A2 1.39% due 11/15/2019(2)	41,000	40,948
2016-1A B 2.32% due 6/15/2022(2)	69,000	67,692
2016-PT1A B 2.92% due 10/17/2022(2)	23,000	22,915
Wells Fargo Dealer Floorplan Master Note Trust
2012-2 A 1.489% due 4/22/2019(3)	105,000	105,121
2014-1 A 1.119% due 7/20/2019(3)	70,000	70,007
Westlake Automobile Receivables Trust 2016-3A B 2.07% due 12/15/2021(2)	10,000	9,930
World Financial Network Credit Card Master Trust 2015-C A 1.26% due 3/15/2021	42,000	42,025

Total Asset-Backed Securities (Cost $4,773,062)		4,757,618
Corporate Bonds & Notes – 24.9%
Aerospace & Defense – 0.1%
Embraer S.A. 5.15% due 6/15/2022	15,000	15,573

		15,573
Agriculture – 0.1%
Reynolds American, Inc. 5.70% due 8/15/2035	15,000	17,230

		17,230
Airlines – 0.0%
Air Canada 7.75% due 4/15/2021(2)	10,000	11,175

		11,175
Auto Manufacturers – 0.7%
Ford Motor Co. 7.45% due 7/16/2031	60,000	75,303
General Motors Co. 6.60% due 4/1/2036	80,000	91,440

		166,743
Auto Parts & Equipment – 0.1%
MPG Holdco I, Inc. 7.375% due 10/15/2022	15,000	15,675

		15,675

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Beverages – 0.6%
Anheuser-Busch InBev Finance, Inc. 4.70% due 2/1/2036	$135,000	$142,002

		142,002
Biotechnology – 0.4%
Amgen, Inc. 4.95% due 10/1/2041	85,000	88,196

		88,196
Building Materials – 0.3%
Standard Industries, Inc. 6.00% due 10/15/2025(2)	75,000	78,938

		78,938
Chemicals – 0.4%
Blue Cube Spinco, Inc. 10.00% due 10/15/2025	50,000	60,375
GCP Applied Technologies, Inc. 9.50% due 2/1/2023(2)	10,000	11,475
The Chemours Co. 7.00% due 5/15/2025	12,000	11,820
Valvoline, Inc. 5.50% due 7/15/2024(2)	25,000	25,875

		109,545
Commercial Banks – 4.3%
Bank of America Corp. 4.25% due 10/22/2026	110,000	111,332
Citigroup, Inc.
4.45% due 9/29/2027	49,000	49,777
5.50% due 9/13/2025	55,000	60,446
JPMorgan Chase & Co.
2.112% due 10/24/2023(3)	53,000	54,058
4.25% due 10/1/2027	100,000	102,743
Morgan Stanley
3.125% due 7/27/2026	43,000	41,081
3.875% due 1/27/2026	17,000	17,172
4.00% due 7/23/2025	65,000	66,626
Popular, Inc. 7.00% due 7/1/2019	25,000	25,781
Santander U.K. PLC 7.95% due 10/26/2029	72,000	83,909
The Goldman Sachs Group, Inc. 6.25% due 2/1/2041	120,000	148,748
The Toronto-Dominion Bank 3.625% due 9/15/2031(3)	48,000	46,888
Wells Fargo & Co.
3.00% due 10/23/2026	58,000	55,239
4.10% due 6/3/2026	150,000	151,978
Westpac Banking Corp. 4.322% due 11/23/2031(3)	51,000	51,162

		1,066,940
Computers – 0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02% due 6/15/2026(2)	75,000	81,247

		81,247

December 31, 2016	Principal Amount	Value
Cosmetics & Personal Care – 0.0%
Revlon Consumer Products Corp. 6.25% due 8/1/2024	$8,000	$8,200

		8,200
Diversified Financial Services – 1.1%
Affiliated Managers Group, Inc. 4.25% due 2/15/2024	25,000	25,131
CME Group, Inc. 5.30% due 9/15/2043	75,000	87,862
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50% due 7/1/2021	20,000	20,250
Navient Corp. 6.625% due 7/26/2021	30,000	31,725
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.875% due 3/15/2022(2)	30,000	31,012
OM Asset Management PLC 4.80% due 7/27/2026	25,000	23,687
Scottrade Financial Services, Inc. 6.125% due 7/11/2021(2)	40,000	45,225

		264,892
Electric – 1.5%
Appalachian Power Co. 7.00% due 4/1/2038	45,000	59,343
Berkshire Hathaway Energy Co. 6.50% due 9/15/2037	37,000	48,162
Dominion Resources, Inc. 7.00% due 6/15/2038	55,000	70,243
Exelon Generation Co. LLC 5.60% due 6/15/2042	70,000	64,810
Georgia Power Co. 4.75% due 9/1/2040	80,000	83,980
ITC Holdings Corp. 3.25% due 6/30/2026	35,000	34,001
Massachusetts Electric Co. 4.004% due 8/15/2046(2)	25,000	24,003

		384,542
Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.75% due 6/15/2025	22,000	22,495
Eldorado Resorts, Inc. 7.00% due 8/1/2023	15,000	15,900
Mohegan Tribal Gaming Authority 7.875% due 10/15/2024(2)	18,000	18,360

		56,755
Food – 0.3%
Arcor SAIC 6.00% due 7/6/2023(2)	13,000	13,552
Kraft Heinz Foods Co. 6.875% due 1/26/2039	45,000	56,536

		70,088

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Healthcare-Services – 0.3%
Acadia Healthcare Co., Inc. 5.625% due 2/15/2023	$35,000	$35,000
HCA, Inc. 7.50% due 11/6/2033	10,000	10,600
MPH Acquisition Holdings LLC 7.125% due 6/1/2024(2)	20,000	21,052
Surgical Care Affiliates, Inc. 6.00% due 4/1/2023(2)	10,000	10,325

		76,977
Household Products & Wares – 0.5%
Central Garden & Pet Co. 6.125% due 11/15/2023	25,000	26,375
Kimberly-Clark de Mexico S.A.B. de C.V. 3.80% due 4/8/2024(2)	100,000	98,726

		125,101
Insurance – 0.3%
Lincoln National Corp. 6.30% due 10/9/2037	5,000	5,889
Teachers Insurance & Annuity Association of America 4.90% due 9/15/2044(2)	53,000	57,333

		63,222
Internet – 0.6%
Amazon.com, Inc. 4.80% due 12/5/2034	99,000	108,965
Netflix, Inc. 4.375% due 11/15/2026(2)	30,000	29,100

		138,065
Leisure Time – 0.3%
Carnival PLC 7.875% due 6/1/2027	30,000	37,983
Royal Caribbean Cruises Ltd. 7.50% due 10/15/2027	30,000	35,400

		73,383
Machinery-Diversified – 0.0%
SPX FLOW, Inc. 5.625% due 8/15/2024(2)	12,000	12,090

		12,090
Media – 1.8%
21st Century Fox America, Inc. 6.90% due 8/15/2039	60,000	75,345
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75% due 2/15/2026(2)	20,000	20,700
Comcast Corp. 6.95% due 8/15/2037	60,000	81,835
Cox Communications, Inc. 8.375% due 3/1/2039(2)	30,000	37,413
Discovery Communications LLC 6.35% due 6/1/2040	40,000	42,476
DISH DBS Corp. 7.75% due 7/1/2026	29,000	32,697

December 31, 2016	Principal Amount	Value
Media (continued)
Grupo Televisa S.A.B. 6.625% due 1/15/2040	$16,000	$16,766
Time Warner Cable LLC 7.30% due 7/1/2038	44,000	54,126
Time Warner Entertainment Co. LP 8.375% due 7/15/2033	18,000	23,584
Univision Communications, Inc. 5.125% due 2/15/2025(2)	25,000	23,906
Viacom, Inc. 4.85% due 12/15/2034	30,000	26,744

		435,592
Metal Fabricate & Hardware – 0.0%
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.375% due 12/15/2023(2)	9,000	9,455

		9,455
Mining – 1.0%
Aleris International, Inc. 9.50% due 4/1/2021(2)	9,000	9,653
Barrick PD Australia Finance Pty. Ltd. 5.95% due 10/15/2039	15,000	15,864
Coeur Mining, Inc. 7.875% due 2/1/2021	6,000	6,225
Freeport-McMoRan, Inc. 3.875% due 3/15/2023	34,000	31,195
Glencore Finance Canada Ltd. 6.00% due 11/15/2041(2)	50,000	49,500
Goldcorp, Inc. 5.45% due 6/9/2044	20,000	19,618
HudBay Minerals, Inc.
7.25% due 1/15/2023(2)	3,000	3,105
7.625% due 1/15/2025(2)	5,000	5,197
New Gold, Inc. 6.25% due 11/15/2022(2)	41,000	42,025
Teck Resources Ltd. 4.50% due 1/15/2021	55,000	55,275

		237,657
Miscellaneous Manufacturing – 0.6%
Gates Global LLC / Gates Global Co. 6.00% due 7/15/2022(2)	25,000	24,450
General Electric Co. 6.75% due 3/15/2032	75,000	99,835
Trinity Industries, Inc. 4.55% due 10/1/2024	25,000	24,037

		148,322
Oil & Gas – 1.4%
Carrizo Oil & Gas, Inc. 6.25% due 4/15/2023	10,000	10,250
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00% due 11/29/2024(2)	38,000	40,838

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Oil & Gas (continued)
Helmerich & Payne International Drilling Co. 4.65% due 3/15/2025	$15,000	$15,499
Kerr-McGee Corp. 7.875% due 9/15/2031	40,000	51,221
Murphy Oil Corp. 6.875% due 8/15/2024	14,000	14,910
Noble Holding International Ltd. 7.75% due 1/15/2024	36,000	33,862
Petrobras Global Finance B.V. 4.375% due 5/20/2023	18,000	15,727
Petroleos Mexicanos 4.50% due 1/23/2026	32,000	29,152
Precision Drilling Corp. 7.75% due 12/15/2023(2)	8,000	8,440
Shell International Finance B.V. 6.375% due 12/15/2038	55,000	70,927
Valero Energy Corp. 10.50% due 3/15/2039	25,000	38,234
YPF S.A. 8.50% due 7/28/2025(2)	28,000	28,392

		357,452
Oil & Gas Services – 1.2%
FTS International, Inc. 8.463% due 6/15/2020(2)(3)	25,000	25,000
Halliburton Co. 6.70% due 9/15/2038	45,000	56,075
National Oilwell Varco, Inc. 2.60% due 12/1/2022	50,000	46,337
Oceaneering International, Inc. 4.65% due 11/15/2024	50,000	49,318
Schlumberger Investment S.A. 3.65% due 12/1/2023	35,000	36,662
Transocean Proteus Ltd. 6.25% due 12/1/2024(2)	20,000	20,187
Trinidad Drilling Ltd. 7.875% due 1/15/2019(2)	25,000	24,937
Weatherford International Ltd. 9.875% due 3/1/2039	35,000	34,650

		293,166
Pharmaceuticals – 0.2%
Mylan N.V. 3.95% due 6/15/2026(2)	55,000	51,472

		51,472
Pipelines – 1.7%
Enbridge Energy Partners LP 9.875% due 3/1/2019	40,000	45,462
Energy Transfer Partners LP 6.625% due 10/15/2036	75,000	81,268
Gulfstream Natural Gas System LLC 4.60% due 9/15/2025(2)	50,000	51,803
Kinder Morgan, Inc. 7.75% due 1/15/2032	85,000	104,164

December 31, 2016	Principal Amount	Value
Pipelines (continued)
Ruby Pipeline LLC 6.00% due 4/1/2022(2)	$35,000	$35,925
Tesoro Logistics LP / Tesoro Logistics Finance Corp. 5.25% due 1/15/2025	8,000	8,170
The Williams Companies, Inc. 8.75% due 3/15/2032	45,000	54,337
TransCanada PipeLines Ltd. 7.625% due 1/15/2039	25,000	35,791

		416,920
Real Estate – 0.0%
CBRE Services, Inc. 4.875% due 3/1/2026	10,000	9,964

		9,964
Real Estate Investment Trusts – 2.5%
AvalonBay Communities, Inc. 3.45% due 6/1/2025	100,000	100,115
Boston Properties LP 3.85% due 2/1/2023	110,000	112,867
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25% due 10/15/2023	30,000	31,800
EPR Properties
4.75% due 12/15/2026	55,000	54,463
5.25% due 7/15/2023	50,000	51,967
Equinix, Inc. 5.875% due 1/15/2026	50,000	52,625
ERP Operating LP 3.375% due 6/1/2025	85,000	84,390
Kilroy Realty LP 6.625% due 6/1/2020	10,000	11,182
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.625% due 5/1/2024(2)	15,000	15,713
VEREIT Operating Partnership LP 3.00% due 2/6/2019	110,000	109,725

		624,847
Retail – 0.2%
New Albertsons, Inc. 7.45% due 8/1/2029	15,000	14,175
PetSmart, Inc. 7.125% due 3/15/2023(2)	15,000	15,300
Tops Holding LLC / Tops Markets II Corp. 8.00% due 6/15/2022(2)	25,000	21,500

		50,975
Semiconductors – 0.3%
QUALCOMM, Inc. 4.65% due 5/20/2035	77,000	81,398

		81,398

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Telecommunications – 1.4%
AT&T, Inc.
6.00% due 8/15/2040	$120,000	$131,893
6.50% due 9/1/2037	15,000	17,641
Sprint Corp. 7.125% due 6/15/2024	42,000	43,260
T-Mobile U.S.A., Inc. 6.50% due 1/15/2026	50,000	54,062
Verizon Communications, Inc. 4.272% due 1/15/2036	95,000	90,927

		337,783
Transportation – 0.1%
Florida East Coast Holdings Corp. 6.75% due 5/1/2019(2)	25,000	25,875
XPO Logistics, Inc. 6.125% due 9/1/2023(2)	8,000	8,360

		34,235
Water – 0.1%
Aquarion Co. 4.00% due 8/15/2024(2)	35,000	34,956

		34,956
Total Corporate Bonds & Notes (Cost $6,403,116)		6,190,773
Non-Agency Mortgage-Backed Securities – 2.8%
Citigroup Commercial Mortgage Trust 2016-GC36 D 2.85% due 2/10/2049(2)	135,000	92,060
Commercial Mortgage Pass-Through Certificates 2012-CR3 B 3.922% due 10/15/2045(2)	100,000	103,542
Commercial Mortgage Trust
2015-LC23 C 4.646% due 10/10/2053(3)	58,000	56,908
2015-PC1 B 4.591% due 7/10/2050(3)	100,000	98,571
2016-SAVA A 2.424% due 10/15/2034(2)(3)	100,000	100,471
GS Mortgage Securities Trust 2014-GC26 D 4.511% due 11/10/2047(2)(3)	65,000	52,415
JPMBB Commercial Mortgage Securities Trust 2014-C26 D 3.926% due 1/15/2048(2)(3)	65,000	51,830
Morgan Stanley Capital Barclays Bank Trust
2016-MART C 2.817% due 9/13/2031(2)	100,000	97,632
2016-MART XCP 0.316% due 9/13/2031(2)(3)(4)	5,633,000	32,271

December 31, 2016	Principal Amount		Value
Non-Agency Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust 2016-C35 C 4.176% due 7/15/2048(3)		$ 11,000	$10,385

Total Non-Agency Mortgage-Backed Securities (Cost $716,370)			696,085
Foreign Government – 0.8%
Hungary Government International Bond 5.375% due 3/25/2024	USD	18,000	19,620
Mexico Government International Bond 4.00% due 10/2/2023	USD	90,000	90,216
Panama Government International Bond 6.70% due 1/26/2036	USD	28,000	33,978
Peruvian Government International Bond 4.125% due 8/25/2027	USD	27,000	28,046
Romanian Government International Bond 6.125% due 1/22/2044(2)	USD	8,000	9,338
Uruguay Government International Bond
4.50% due 8/14/2024	USD	18,000	18,765
7.875% due 1/15/2033(5)	USD	3,000	3,777

Total Foreign Government (Cost $222,315)			203,740
U.S. Government Securities – 45.2%
U.S. Treasury Bond 2.25% due 8/15/2046		855,000	718,901
U.S. Treasury Inflation Indexed Note (TIPS) 0.625% due 1/15/2026		107,833	108,780
U.S. Treasury Notes
0.875% due 10/15/2017		3,120,000	3,120,487
1.25% due 11/15/2018		862,000	863,313
1.25% due 10/31/2021		426,000	413,087
1.75% due 10/31/2020		129,000	129,257
1.75% due 11/30/2021		1,631,000	1,618,831
2.00% due 12/31/2021(6)		100,000	100,367
2.00% due 11/15/2026		366,000	352,146
2.125% due 8/15/2021		555,000	560,268
2.625% due 11/15/2020		3,150,000	3,255,821

Total U.S. Government Securities (Cost $11,356,061)			11,241,258

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016	Principal Amount	Value
Short–Term Investment – 4.4%
Repurchase Agreements – 4.4%
Fixed Income Clearing Corp., 0.03%, dated 12/30/2016, proceeds at maturity value of $1,105,004, due 1/3/2017(7)	$1,105,000	$1,105,000

Total Repurchase Agreements (Cost $1,105,000)		1,105,000
Total Investments(8) – 119.6% (Cost $30,146,119)		29,764,849
Liabilities in excess of other assets – (19.6)%		(4,877,266)
Total Net Assets – 100.0%		$24,887,583

(1)	TBA–To be announced.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2016, the aggregate market value of these securities amounted to $3,766,234, representing 15.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2016.
(4)	Interest only security.
(5)	Payment-in-kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2016, interest payments had been made in cash.
(6)	When-issued security.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	3.625%	2/15/2020	$1,050,000	$1,131,095

(8)	A portion of the securities in the Fund is segregated to cover to be announced securities (TBA).

Legend:

TIPS — Treasury Inflation Protected Security

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$5,570,375	$—	$5,570,375
Asset-Backed Securities	—	4,757,618	—	4,757,618
Corporate Bonds & Notes	—	6,190,773	—	6,190,773
Non-Agency Mortgage-Backed Securities	—	696,085	—	696,085
Foreign Government	—	203,740	—	203,740
U.S. Government Securities	—	11,241,258	—	11,241,258
Repurchase Agreements	—	1,105,000	—	1,105,000
Total	$—	$29,764,849	$—	$29,764,849

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2016
Assets
Investments, at value	$29,764,849
Cash	983
Dividends/interest receivable	135,227
Receivable for fund shares subscribed	51,154
Reimbursement receivable from adviser	43,984
Prepaid expenses	21,638

Total Assets	30,017,835

Liabilities
Payable for investments purchased	5,064,005
Accrued audit fees	30,500
Investment advisory fees payable	8,979
Distribution fees payable	4,988
Accrued expenses and other liabilities	21,780

Total Liabilities	5,130,252

Total Net Assets	$24,887,583

Net Assets Consist of:
Paid-in capital	$25,462,657
Accumulated net investment income/(loss)	84,720
Accumulated net realized gain/(loss) from investments	(278,524)
Net unrealized appreciation/(depreciation) on investments	(381,270)

Total Net Assets	$24,887,583

Investments, at Cost	$30,146,119

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	2,557,674
Net Asset Value Per Share	$9.73

Statement of Operations For the Period Ended December 31, 2016[1]
Investment Income
Interest	$143,075

Total Investment Income	143,075

Expenses
Investment advisory fees	32,419
Trustees’ fees	60,489
Professional fees	55,900
Distribution fees	18,011
Custodian and accounting fees	12,940
Insurance expense	10,333
Transfer agent fees	10,130
Shareholder reports	2,000
Administrative fees	720
Other expenses	634

Total Expenses	203,576

Less: Fees waived	(145,221)

Total Expenses, Net	58,355

Net Investment Income/(Loss)	84,720

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	(278,524)
Net change in unrealized appreciation/(depreciation) on investments	(381,270)

Net Loss on Investments	(659,794)

Net Decrease in Net Assets Resulting From Operations	$(575,074)

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$84,720
Net realized gain/(loss) from investments	(278,524)
Net change in unrealized appreciation/(depreciation) on investments	(381,270)

Net Decrease in Net Assets Resulting from Operations	(575,074)

Capital Share Transactions
Proceeds from sales of shares	25,462,657

Net Increase in Net Assets Resulting from Capital Share Transactions	25,462,657

Net Increase in Net Assets	24,887,583

Net Assets
Beginning of period	—

End of period	$24,887,583

Accumulated Net Investment Income Included in Net Assets	$84,720

Other Information:
Shares
Sold	2,557,674

Net Increase	2,557,674

[1]	Commenced operations on September 1, 2016.

14	The accompanying notes are an integral part of these financial statements.

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15

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return[3,4]
Period Ended 12/31/16[1]	$10.00	$0.04	$(0.31)	$(0.27)	$9.73	(2.70)%

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3,5]	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3,5]	Gross Ratio of Net Investment Loss to Average Net Assets[3]	Portfolio Turnover Rate[3]
$24,888	0.81%	2.54%	1.18%	(0.55)%	107%

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs including but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the period ended December 31, 2016, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2016 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2016, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2016, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. There were no futures contracts held as of December 31, 2016.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management. There were no credit default swaps held as of December 31, 2016.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2016.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than class-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

h. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a disregarded entity (“DRE”) for U.S. federal income tax purposes. The Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund in accordance with the current dividend and distribution policy (see Note 4).

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.81% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the period ended December 31, 2016, Park Avenue waived fees and/or paid Fund expenses in the amount of $145,221.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recapture by Park Avenue from the Fund under the Expense Limitation Agreement for the period ended December 31, 2016 is $145,221.

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees and Park Avenue. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of the Trust receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2016, the Fund paid distribution fees in the amount of $18,011 to PAS.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders During the period ended December 31, 2016, the Fund elected to be treated as a DRE for U.S. federal income tax purposes. As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2016, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$14,281,227	$27,711,742
Sales	1,741,554	18,253,973

b. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

c. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. At December 31, 2016, the Fund did not hold any restricted or illiquid securities.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

f. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

g. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

6. Risk and Concentrations

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

As of December 31, 2016, GIAC owns shares representing 100% of the Fund’s net assets.

7. Temporary Borrowings

Effective December 13, 2016, the Fund, with other funds managed by Park Avenue, is party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 12, 2017. The Fund did not utilize the credit facility during the period ended December 31, 2016.

8. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

9. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Guardian Core Plus Fixed Income VIP Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, as of December 31, 2016, and the related statements of operations and of changes in net assets and the financial highlights, for the period September 1, 2016 (commencement of operations) through December 31, 2016, present fairly, in all material respects, the financial position of the Guardian Core Plus Fixed Income VIP Fund (the “Fund”) as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 1, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2017

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Subadvisers (or their respective affiliates) from their relationships with the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the

Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014)	11	None
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None
John Walters**† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees****	Other Directorships Held by Trustee
Interested Trustees
Douglas Dubitsky*** (born 1967)	Trustee	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.	11	None
Marc Costantini*** (born 1969)	Chairman and Trustee	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (since 2014); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None

*	Trustee since August 2016. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	John Walters was considered to be an “interested person” of the Trust, within the meaning of the 1940 Act, as of the date that the Board of Trustees approved the Advisory and Sub-advisory Agreements for the Fund as a result of his ownership of securities issued by a sub-adviser of a series of the Trust. At the time the Fund commenced operations, Mr. Walters was not considered to be an “interested person” of the Trust because he no longer owned these securities.
***	Each of Douglas Dubitsky and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
****	As of the date of this report, the Trust consisted of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Douglas Dubitsky (born 1967)	President and Principal Executive Officer	Vice President, Product Management, Retirement Solutions, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Michael Bessel (born 1962)	Chief Compliance Officer	Managing Director, Chief Compliance Officer, Investments, The Guardian Life Insurance Company of America (since 2011); Chief Compliance Officer, Credit Suisse Asset Management prior thereto.
Charles Barresi, Jr. (born 1967)	Anti-Money Laundering Officer	Anti-Money Laundering Officer, Park Avenue Securities LLC.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Kristina Fink (born 1976)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Associate, Clifford Chance LLP prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Officer since August 2016. The Officers hold office until the next annual meeting of the Board and until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8167

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2016.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lisa Polsky is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended		Audit-
	Audit Fees	Related Fees	Tax Fees	All Other Fees
December 31, 2016*	$237,500	$—	$—	$—
December 31, 2015	$—	$—	$—	$—

*	Trust commenced operations on September 1, 2016.

(e)(1)	The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Douglas Dubitsky
Douglas Dubitsky, President (Principal Executive Officer)

Date: March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Douglas Dubitsky
Douglas Dubitsky, President (Principal Executive Officer)

Date: March 7, 2017

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer (Principal Financial and Accounting Officer)

Date: March 7, 2017